                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.            )

     Filed by the registrant /X/
     Filed by a party other than the registrant / /
     Check the appropriate box:
     / / Preliminary proxy statement
     /X/ Definitive proxy statement
     / / Definitive additional materials
     / / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                                  XICOR, INC.
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                (Name of Registrant as Specified in Its Charter)

                                Klaus G. Hendig
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                   (Name of Person(s) Filing Proxy Statement)
Payment of filing fee (Check the appropriate box):
     /X/ $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
     / / $500 per each party to the controversy pursuant to Exchange Act Rule
     14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
     0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transactions applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1

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     (4) Proposed maximum aggregate value of transaction:

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     / / Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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    1Set forth the amount on which the filing fee is calculated and state how it was determined.

                                  XICOR, INC.

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                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                 JUNE 23, 1995

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To the Shareholders of XICOR, INC.:

     The Annual Meeting of Shareholders of Xicor, Inc. (the "Company" or "Xicor"), a California corporation will be held at 1618 Buckeye Drive, Milpitas, California, on Friday, June 23, 1995 at 1:00 p.m. local time for the purpose of considering and acting upon the following proposals:

          (1) To elect a Board of five (5) directors;

          (2) To approve and ratify the Xicor, Inc. 1995 Director Option Plan;

          (3) To approve and ratify the Amended and Restated Xicor, Inc. 1990 Incentive and Non-Incentive Stock Option Plan;

          (4) To ratify the designation of Price Waterhouse LLP as independent accountants for the period ending December 31, 1995; and

          (5) To transact such other business as may properly come before the Annual Meeting.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     The Board of Directors has fixed the close of business on April 26, 1995 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and at any continuation and adjournment thereof.

     The Company's 1994 Annual Report to Shareholders and 1995 First Quarter Report to Shareholders accompany this Notice of Meeting.

                                          By Order of the Board of Directors

                                          Julius Blank, Secretary

Milpitas, California
May 5, 1995

     YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE EARNESTLY REQUESTED TO SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POST-PAID ENVELOPE.

                                  XICOR, INC.

CORPORATE HEADQUARTERS:                                        PLACE OF MEETING:
1511 Buckeye Drive                                            1618 Buckeye Drive
Milpitas, CA 95035                                            Milpitas, CA 95035

                           Telephone: (408) 432-8888

                           --------------------------

                                PROXY STATEMENT

                           --------------------------

                         ANNUAL MEETING OF SHAREHOLDERS

                                 JUNE 23, 1995

                    APPROXIMATE DATE OF MAILING: MAY 5, 1995

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Xicor, Inc. (the "Company" or "Xicor") of proxies for use at the Annual Meeting of Shareholders of Xicor (the "Annual Meeting") to be held on Friday, June 23, 1995 at 1:00 p.m. local time or at any adjournment or postponement thereof.

                                 VOTING RIGHTS

     Shareholders of record of Xicor as of the close of business on April 26, 1995 have the right to receive notice of and to vote at the Annual Meeting. On April 26, 1995, Xicor had issued and outstanding 18,036,927 shares of Common Stock, the only class of voting securities outstanding. Each share of Common Stock is entitled to one vote.

     Each shareholder voting at the election of directors may cumulate such shareholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the shareholder's shares are entitled, or distribute such votes, on the same principle, among as many candidates as the shareholder thinks fit, provided that votes cannot be cast for more candidates than the number of directors to be elected. However, no shareholder will be entitled to cumulate votes unless, in conformance with the California Corporations Code, a shareholder has given notice at the Annual Meeting, prior to the voting, of the shareholder's intention to cumulate such shareholder's votes. If any one shareholder has given such notice, all shareholders may cumulate their votes for candidates in nomination.

                                    PROXIES

     Properly executed and unrevoked proxies received by Xicor will be voted at the Annual Meeting in accordance with the instructions thereon. Where no instructions are specified, the proxies will be voted in favor of all proposals set forth in the Notice of Meeting.

     Any person giving a proxy in the form accompanying this Proxy Statement has the power to revoke it at any time before its exercise by filing with the Secretary of Xicor (i) a signed written statement revoking the proxy or (ii) an executed proxy bearing a date later than that of the proxy being revoked. A proxy may also be revoked by attendance at the Annual Meeting and election to vote in person. Attendance at the Annual Meeting will not by itself constitute the revocation of a proxy.

                     QUORUM: ABSTENTIONS; BROKER NON-VOTES

     The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of Common Stock issued and outstanding on the Record Date. Shares that are voted "FOR", "AGAINST" or "WITHHELD FROM" a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares "represented and voting" at the Annual Meeting (the "Votes Cast") with respect to such matter.

     While there is no definitive statutory or case law authority in California as to the proper treatment of abstentions, the Company believes that abstentions should be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of Votes Cast with respect to a proposal. In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against a proposal.

     Broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to a proposal.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth as of April 26, 1995 the number of shares beneficially owned by each director, by each of the executive officers named in the Summary Compensation Table and by all executive officers and directors as a group, together with their respective percentage ownership of outstanding shares. As of April 26, 1995, there was no person or entity known to Xicor to own beneficially more than five percent (5%) of its Common Stock.

                                                                        SHARES
                                                                     BENEFICIALLY
                                 NAME                                   OWNED           PERCENT
    ---------------------------------------------------------------  ------------       -------
    Raphael Klein..................................................       490,000(1)(2)   2.7
    Julius Blank...................................................        67,000(1)        *
    Hans G. Dill...................................................        20,820(1)        *
    Andrew W. Elder................................................        20,000(1)        *
    S. Allan Kline.................................................         6,940(1)        *
    Joseph Drori...................................................        57,500(1)        *
    Klaus G. Hendig................................................        59,000(1)        *
    Bruce W. Mattern...............................................        87,200(1)(3)     *
    William H. Owen, III...........................................       185,800(1)      1.0
    All Executive Officers and Directors as a Group (12 persons)...     1,082,510(4)      5.9

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* Less than 1%

(1) Includes shares purchasable upon exercise of stock options as of April 26, 1995 or within 60 days thereafter as follows:

        Raphael Klein.......................................................  75,000
        Julius Blank........................................................   5,000
        Hans G. Dill........................................................   5,000
        Andrew W. Elder.....................................................   5,000
        S. Allan Kline......................................................   5,000
        Joseph Drori........................................................  50,000
        Klaus G. Hendig.....................................................  48,750
        Bruce W. Mattern....................................................  86,500
        William H. Owen, III................................................   7,500

(2) Includes 415,000 shares held in trust for Mr. Klein's family.

(3) Includes 300 shares with respect to which Mr. Mattern shares voting and dispositive power.

(4) Includes 369,750 shares purchasable upon exercise of stock options, of which 340,750 shares were purchasable as of April 26, 1995 and 29,000 within 60 days thereafter.

                                 PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

     A Board of five directors will be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them "FOR" the five nominees named below, all of whom are presently directors of Xicor. In the event that any nominee should become unavailable for any presently unforeseen reason, the proxy holders will vote in their discretion for a substitute nominee. The term of office of each person elected as a director will continue until the next Annual Meeting of Shareholders or until his successor has been elected and qualified.

     The names of the nominees, and certain other information, are set forth below:

                                             AGE (AS OF                                  DIRECTOR
                    NAME                   JUNE 23, 1995)             OFFICE              SINCE
    -------------------------------------  --------------     -----------------------    --------
    Raphael Klein........................        51           President and Chairman       1978
                                                              of the Board
    Julius Blank*........................        70           Director                     1978
    Hans G. Dill*........................        68           Director                     1980
    Andrew W. Elder*.....................        44           Director                     1982
    S. Allan Kline.......................        75           Director                     1978

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* Member of Audit Committee

     Raphael Klein, President and Chairman of the Board. Mr. Klein has been Xicor's President and a director since founding Xicor in August 1978, its Chairman of the Board since August 1982 and its Chief Financial Officer from August 1980 to September 1987, with overall responsibility as chief executive officer for implementing its business plan. Mr. Klein received the degree of Master of Science in Physics from the Israeli Institute of Technology ("Technion") and is the inventor or co-inventor of two patented inventions.

     Julius Blank, Director. Mr. Blank, one of Xicor's founders, holds a degree in mechanical engineering from CCNY and has been a business consultant to high technology companies and a private investor for in excess of five years.

     Hans G. Dill, Director. Mr. Dill has been a business consultant for in excess of five years. Until February 1988, he was a Vice President of Spectrolab, Inc., a wholly-owned subsidiary of Hughes Aircraft company, a position he had held since April 1982. Mr. Dill holds a degree of Ph.D. in Electrical Engineering from the Swiss Federal Institute of Technology and is the inventor or co-inventor of several patented inventions.

     Andrew W. Elder, Director. Mr. Elder is the founder and since March 1992 has been President of Stratis Corporation, a producer of plastic material handling products. From June 1990 to March 1992 he was the Director of Business Development at Menasha Corporation. Mr. Elder was employed by Xytec Industries, Inc. from April 1983 to May 1990. From June 1989 to May 1990 Mr. Elder was the Vice Chairman and from April 1983 to June 1989 he was a Chief Executive Officer and a Director of Xytec. Mr. Elder received a BA from Duke University and an MBA from the Wharton School at the University of Pennsylvania.

     S. Allan Kline, Director. Mr. Kline, one of Xicor's founders, was Chairman of the Board from November 1978 to August 1982 and then served as Vice Chairman of the Board until June 1983. Mr. Kline has been a business advisor instrumental in organizing and financing a number of high technology companies for in excess of five years. Mr. Kline studied physics at the University of Chicago.

COMMITTEES AND MEETINGS

     The total number of regular and special meetings of the Board of Directors held in the last fiscal year was four. No director failed to attend at least 75% of the meetings of the Board and the Committees on which such director serves.

     The Audit Committee of the Board consists of Julius Blank, Hans G. Dill and Andrew W. Elder. This Committee has the responsibility to review the scope of the annual audit, recommend to the Board of Directors the appointment of the independent public accountants, meet with the independent accountants for review and analysis of Xicor's systems, the adequacy of controls and the sufficiency of financial reporting. Two meetings of this Committee were held in 1994.

     The Stock Option Committee, which presently consists of Raphael Klein, S. Allan Kline and Julius Blank, met three times during the last fiscal year. This Committee administers Xicor's stock option plans.

     The Employee Incentive Cash Bonus Profit Sharing Committee, which presently consists of Raphael Klein, Julius Blank and Andrew W. Elder, met once during 1994.

     The Compensation Committee which presently consists of Hans G. Dill, Andrew
W. Elder and S. Allan Kline, met once during the last fiscal year. This Committee administers the compensation for Xicor's executive officers.

     There is no nominating committee or any committee performing that function.

COMPENSATION OF DIRECTORS

     All directors, except Raphael Klein, received $2,400 per month plus expenses for serving as directors. Julius Blank received additional compensation for consulting services at a monthly rate of $3,125.

VOTE REQUIRED

     The five nominees receiving the highest number of affirmative votes of the shares entitled to be voted for them shall be elected as directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum, but have no other legal effect under California law.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL FIVE NOMINEES LISTED ABOVE.

                                 PROPOSAL NO. 2

      APPROVAL AND RATIFICATION OF THE COMPANY'S 1995 DIRECTOR OPTION PLAN

     The Company's 1995 Director Option Plan (the "Director Plan") was adopted by the Board of Directors on April 28, 1995. A total of 200,000 shares of the Company's Common Stock is proposed to be reserved for issuance under the Director Plan, subject to shareholder approval.

     At the Annual Meeting, the shareholders are being requested to approve and ratify the adoption of the Director Plan and the options granted thereunder concurrently with its adoption. The Board of Directors believes that, in order to attract and retain the best available personnel for service as directors of the Company, it is necessary for the Company to be able to provide both director's fees and equity-based compensation.

SUMMARY OF THE DIRECTOR PLAN

     The Director Plan provides for the automatic grant to directors of Non-Statutory Options to purchase shares of Common Stock.

     Purpose. The purpose of the Director Plan is to attract and retain highly qualified directors essential to the management of the business and affairs of the Company.

     Eligibility. Only directors of the Company receive option grants under the Director Plan. There are currently 5 directors.

     Grant of Options. Each director who was serving as such on April 28, 1995, the date of adoption of the Director Plan, received an automatic grant of a nontransferable Non-Statutory Stock Option to purchase 20,000 shares of Common Stock of the Company (a "Director Option"). In addition, any person who becomes a director of the Company after April 28, 1995 will be automatically granted a Director Option on the date that he or she first becomes a director. The Director Plan further provides that on the first trading day of May of each year, each Director will automatically be granted an "Annual Option" to purchase 5,000 shares of Common Stock. See "ELECTION OF DIRECTORS -- COMPENSATION OF DIRECTORS".

     Exercisability. The Director Options will become exercisable in installments cumulatively, as follows: 25% of the option stock may be purchased on each anniversary of its date of grant so that 100% of the Director Option will be exercisable within four years after the date of the option grant. Exercisability is automatically accelerated and Director Options may be cashed out in the event of certain mergers or sales of assets of the Company. For a definition of "change in control" and a summary of certain related provisions, see "PROPOSAL NO. 3 -- APPROVAL AND RATIFICATION OF THE COMPANY'S AMENDED AND RESTATED 1990 INCENTIVE AND NON-INCENTIVE STOCK OPTION PLAN -- EXTRAORDINARY EVENTS".

     Exercise Price; Term. The per share exercise price of all Director Options granted under the Director Plan is 100% of the fair market value per share on the date of grant of the Director Option. Director Options have a term of 10 years, and may be exercised only while the optionee is a director of the Company, within 12 months after death or permanent disability or within 30 days after the optionee otherwise ceases to serve as a director of the Company.

     Administration. The Director Plan is administered by the Board of Directors, whose interpretation of the provisions of the Director Plan is final and binding.

     Other Provisions. The number of shares subject to outstanding Director Options and the number of shares reserved for future issuance under the Director Plan are subject to appropriate adjustments in the event of any stock splits, stock dividends, recapitalizations or similar transactions. The Director Plan may be amended or terminated by the Board of Directors; provided, however, that the terms of Director Options may not be amended more than once during any six-month period. In addition, to the extent necessary and desirable to comply with Rule 16b-3 (or any other applicable law or regulation), the Company shall obtain shareholder approval of any amendment to the Director Plan in such a manner and to such a degree as is required.

FEDERAL INCOME TAX CONSEQUENCES

     There will be no federal income tax consequences to the Director or to the Company upon the grant of a Director Option under the Director Plan. Upon the exercise of a Non-Statutory Stock Option such as a Director Option, the Director generally will recognize as ordinary income an amount equal to the excess of the fair market value of the shares purchased at the time of exercise over the exercise price. The Company will be entitled to a corresponding federal income tax deduction at such time. The Director's basis in the shares purchased will be equal to the exercise price paid plus the amount of ordinary income recognized upon exercise. Upon a subsequent sale of the shares acquired upon exercise of a Non-Statutory Stock Option, the Director will generally have a capital gain or loss equal to the difference between the amount realized upon sale and the Director's tax basis in the shares.

VOTE REQUIRED

     Affirmative votes constituting a majority of the Votes Cast will be required to approve and ratify the adoption of the Director Plan and the grant of options thereunder.

RECOMMENDATION

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" APPROVAL AND RATIFICATION OF THE ADOPTION OF THE 1995 DIRECTOR OPTION PLAN AND THE OPTIONS PREVIOUSLY GRANTED THEREUNDER.

                                 PROPOSAL NO. 3

 APPROVAL AND RATIFICATION OF THE COMPANY'S AMENDED AND RESTATED 1990 INCENTIVE
                      AND NON-INCENTIVE STOCK OPTION PLAN

     The Company's amended and restated 1990 Incentive and Non-Incentive Stock Option Plan (the "1990 Plan") was approved by the Board of Directors on April 28, 1995. A total of 1,500,000 shares of the Company's Common Stock had previously been reserved for issuance under the 1990 Plan and approved by the shareholders. No additional shares are requested to be approved in this Proposal.

     At the Annual Meeting, the shareholders are being requested to approve and ratify the amendment and restatement of the 1990 Plan. The Board of Directors believes that, in order to attract and retain the best available personnel as employees of and consultants to the Company, it is necessary for the Company to be able to provide a variety of stock-based incentives to such persons.

GENERAL

     The 1990 Plan is not a qualified deferred compensation plan under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), nor is it subject to the Employee Retirement Income Security Act of 1974, as amended.

     Purpose. The Purpose of the 1990 Plan is to provide an incentive to eligible employees and consultants of the Company whose present and potential contributions are important to the continued success of the Company, to afford these individuals an opportunity to acquire a proprietary interest in the Company, and to enable the Company to enlist and retain the best available talent for the conduct of its business. In order to provide a flexible vehicle under which appropriate incentives can be awarded, the 1990 Plan permits the granting of incentive stock options ("ISOs"), non-statutory stock options ("NSOs") and stock purchase rights ("Purchase Rights").

     Eligibility. Employees and consultants of the Company (or any parent or subsidiary of the Company) are eligible to receive awards under the 1990 Plan. The 1990 Plan provides that Non-Statutory Stock Options and Purchase Rights may be granted to employees (including officers but excluding officers who are also directors of the Company) and consultants of the Company or any parent or subsidiary of the Company. Incentive Stock Options may be granted only to employees (including officers but excluding officers who are also directors of the Company) of the Company or any parent or subsidiary of the Company. As of December 31, 1994, the Company had 691 employees and 5 consultants.

     The 1990 Plan places specific limitations on the discretion allowed to the administrator in granting ISOs, NSOs and Purchase Rights to officers. These limitations are intended to preserve the Company's ability to deduct for federal income tax purposes the compensation expense relating to ISOs, NSOs and Purchase Rights granted to certain executive officers under the 1990 Plan. The limitations provide that no officer shall be granted in any fiscal year ISOs, NSOs and Purchase Rights to purchase more than 200,000 shares.

     Administration. The 1990 Plan is being administered by the Stock Option Committee consisting of three directors, presently Raphael Klein, Julius Blank and S. Allan Kline. The 1990 Plan provides that it may be administered by the Board of Directors of the Company or by a committee of the Board (the "Administrator"). The administration of the 1990 Plan is intended to satisfy certain requirements under the Federal securities laws, including Rule 16b-3, applicable California corporate law, and the Code. The Administrator has full power to select, from among the employees and consultants eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to any participant and to determine the specific terms of each grant, subject to the provisions of the 1990 Plan. The interpretation and construction of any provision of the 1990 Plan will be within the sole discretion of the Administrator, whose determination will be final and conclusive.

AWARDS UNDER THE 1990 PLAN

     Stock Options. The 1990 Plan permits the granting of non-transferable stock options that either qualify as ISOs under Section 422 of the Code or that do not so qualify, referred to as "Non-Statutory Options" or "NSOs".

     The term of each Option will be fixed by the Administrator. In the case of ISOs the term may not exceed ten years from the date of grant. The Administrator determines the time or times that each Option may be exercised. In addition, the exercisability of Options may be accelerated upon the occurrence of certain events described in the 1990 Plan or the Option Agreement on a discretionary basis by the Administrator. See "Extraordinary Events -- Change-In-Control Provisions" below.

     The Administrator sets the option exercise price, which may be less than 100% of the fair market value on the date of grant of the option in the case of NSOs. The option exercise price for each share covered by an ISO must not be less than 100% of the fair market value of the share of Common Stock on the date of grant of such option.

     Under the 1990 Plan, in the event of an optionee's termination of employment or consulting relationship for any reason, an option may thereafter be exercised, to the extent it was exercisable at the date of such termination, for such period of time as is determined by the Administrator, up to a maximum of 12 months in the case of death or permanent disability or 30 days in the case of termination for any other reason. After termination of the employment or consulting relationship, an option may thereafter be exercised during the specified period, but in no event after the expiration of the original term of the option. After termination, an option is generally only exercisable to the extent it was exercisable at the date of such termination, unless otherwise determined by the Administrator. The employment or consulting relationship is not considered to be terminated in the event of certain leaves of absence or transfers between the Company, its parent (if any), and its majority-owned subsidiaries.

     The method of payment of consideration with respect to shares issued upon exercise of options granted under the 1990 Plan shall be determined by the Administrator (and, in the case of ISOs, determined at the time of grant) and may be any legal form of consideration permitted by applicable laws. The 1990 Plan specifically enumerates the following as acceptable forms of consideration: cash, check, promissory note, and other shares of Common Stock or delivery of irrevocable instructions to a broker to deliver to the Company the appropriate amount of proceeds of the sale or loan of the shares exercised (often referred to as a "cashless exercise").

     Stock Purchase Rights. The 1990 Plan permits the Company to grant Purchase Rights which allow the offeree the opportunity, during a specified period of time not exceeding 6 months, to purchase Common Stock of the Company on the terms specified by the Administrator. The Administrator notifies the offeree in writing of the terms, conditions and restrictions related to the offer, including the number of shares of Common Stock that the offeree will be entitled to purchase, the price to be paid and the time within which the offeree must accept such offer (which will in no event exceed 6 months from the date upon which the Administrator made the determination to grant the Purchase Rights). Offers may be accepted by execution of the restricted stock purchase agreement between the Company and the offeree and payment of the purchase price.

     Unless the Administrator determines otherwise, the restricted stock purchase agreement will grant the Company a repurchase option at the original price paid by the purchaser exercisable upon the termination of the purchaser's employment or consulting relationship with the Company for any reason. The purchase price per share upon repurchase by the Company may be paid in cash or by cancellation of indebtedness of the purchaser to the Company. The repurchase option will lapse at such rate as the Administrator may determine.

     Written Agreements; Rule 16b-3. All awards granted under the 1990 Plan shall be evidenced by a written agreement between the Company and employee or consultant to whom such award is granted. Awards granted to person subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), referred to as "Insiders", are subject to any additional applicable restrictions under Rule 16b-3.

     Non-transferability of Rights. Options and Purchase Rights granted pursuant to the 1990 Plan are nontransferable by the participant, other than by will or by the laws of descent and distribution and may be exercised, during the lifetime of the participant, only by the participant.

EXTRAORDINARY EVENTS

     Adjustment Upon Changes in Capitalization. Subject to any required action by the shareholders of the Company, in the event of any change, such as a stock split or dividend, in the Company's capitalization which results in an increase or decrease in the number of outstanding shares of Common Stock without receipt of consideration by the Company, an appropriate adjustment shall be made in the number of shares which have been reserved for issuance under the 1990 Plan (including shares subject to outstanding options or Purchase Rights) and the price per share covered by each outstanding option and Purchase Right. In the event of any proposed dissolution or liquidation of the Company, all outstanding options and Purchase Rights will terminate immediately prior to the consummation of such proposed action. However, the Administrator may, in its discretion, make provisions for accelerating the exercisability of any option or Purchase Right under the 1990 Plan in such event.

     Dissolution, Liquidation, Merger or Asset Sales. The 1990 Plan provides that in the event of a dissolution, liquidation, merger or sale of assets (a "change-in-control") of the Company, except as otherwise determined by the Administrator in its discretion, all Options and Purchase Rights will terminate prior to the consummation of such proposed change in control event. However, the Administrator may, in its discretion, make provisions for accelerating the exercisability of any Option or Right under the 1990 Plan in such event.

     Amendment and Termination. The Board may amend, alter, suspend or discontinue the 1990 Plan at any time, but any such amendment, alteration, suspension or discontinuation shall not adversely affect any outstanding Option or Purchase Right under the 1990 Plan without the written consent of the holder thereof. To the extent necessary and desirable to comply with Rule 16b-3 promulgated under the Exchange Act or Section 422 of the Code (or any other applicable law or regulation), the Company shall obtain shareholder approval of any amendment to the 1990 Plan in such a manner and to such a degree as is required. The 1990 Plan has a term of ten (10) years.

FEDERAL INCOME TAX INFORMATION

     The following is a brief summary of the federal income tax consequences of transactions under the 1990 Plan based on Federal securities and income tax laws in effect on January 1, 1995. This summary is not intended to be exhaustive and does not discuss the tax consequences of a participant's death or provisions of the income tax laws of any municipality, state or foreign country in which an optionee may reside.

     Incentive Stock Options. No taxable income is recognized by the optionee upon grant or exercise of an Incentive Stock Option unless the alternative minimum tax rules apply. If Common Stock is issued to an optionee pursuant to the exercise of an Incentive Stock Option, and if no disqualifying disposition of such shares is made by such optionee within two years after the date of grant or within one year after the transfer of such shares to such optionee, then (i) upon the resale of such shares, any amount realized in excess of the option exercise price will be treated as a long-term capital gain and any loss sustained will be a long-term capital loss, and (ii) no deduction will be allowed to the Company for federal income tax purposes. The exercise of an Incentive Stock Option may result in alternative minimum tax liability for the optionee.

     If Common Stock acquired upon the exercise of an Incentive Stock Option is disposed of before the expiration of either holding period described above, generally (i) the optionee will recognize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares at exercise (or, if less, the amount realized on the disposition of the shares) over the Option Exercise Price paid for such shares, and (ii) the Company is entitled to a tax deduction in the same amount. Any further gain or loss realized by the participant will be taxed as short-term or long-term capital gain or loss, as the case may be, and will not result in any deduction by the Company. Different rules may apply if shares are purchased by an Optionee who is also an Insider. See the discussion below under "Special Rules Applicable to Corporate Insiders and Restricted Stock Purchasers".

     Non-Statutory Stock Options. Except as noted below, with respect to Non-Statutory Stock Options, (i) no income is recognized by the optionee at the time the option is granted; (ii) generally, at exercise, ordinary income is recognized by the optionee in an amount equal to the difference between the option exercise price paid for the shares and the fair market value of the shares on the date of exercise, and the Company is entitled to a tax deduction in the same amount; and (iii) at disposition, any gain or loss is treated as capital gain or loss. In the case of an optionee who is also an employee, any income recognized upon exercise of a Non-Statutory Stock Option will constitute wages for which withholding will be required. However, different rules may apply if shares subject to a repurchase option of the Company ("Restricted Stock") are purchased or if shares are purchased by an Optionee who is also an Insider. See discussion below of "Special Rules Applicable to Corporate Insiders and Restricted Stock Purchasers".

     Stock Purchase Rights. Purchase Rights will generally be taxed in the same manner as Non-Statutory Stock Options.

     Special Rules Applicable to Corporate Insiders and Restricted Stock Purchasers. Generally, Insiders (who are subject to Section 16 of the Exchange
Act) and individuals who purchase Restricted Stock may have their recognition of compensation income at the beginning of their capital gains holding period deferred until the date that is up to six months after the option exercise (for Insiders) or until the date that the restrictions lapse (for restricted stock purchasers) (the "Deferral Date"). The excess of the fair market value of the stock determined as of the Deferral Date over the purchase price will be taxed as ordinary income, and the tax holding period for any subsequent gain or loss will begin on the Deferral Date. However, an Insider or restricted stock purchaser who so elects under Code Section 83(b) on a timely basis may instead be taxed on the difference between the excess of the fair market value on the date of transfer over the purchase price, with the tax holding period beginning on such date. Similar rules apply for alternative minimum tax purposes with respect to the exercise of an Incentive Stock Option by an Insider.

VOTE REQUIRED

     Affirmative votes constituting a majority of the Votes Cast will be required to approve and ratify the amendment and restatement of the 1990 Plan.

RECOMMENDATION

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" APPROVAL AND RATIFICATION OF THE AMENDED AND RESTATED 1990 INCENTIVE AND NON-INCENTIVE STOCK OPTION PLAN.

                                 PROPOSAL NO. 4

                     DESIGNATION OF INDEPENDENT ACCOUNTANTS

     The Board of Directors has approved the retention of Price Waterhouse LLP as independent accountants for Xicor until revoked by further action. Price Waterhouse LLP has been Xicor's independent accountants since 1979.

     The shareholders are asked to ratify the designation of Price Waterhouse LLP as independent accountants for Xicor for the fiscal year ending December 31, 1995. A representative of Price Waterhouse LLP is expected to be present at the Annual Meeting to make a statement if he desires to do so, and such representative is expected to be available to respond to appropriate questions.

     Submission of this proposal to the shareholders is not required by Xicor's Bylaws or otherwise. The management of Xicor has elected to do so as a matter of good corporate practice. Should the shareholders fail to ratify the designation of Price Waterhouse LLP as independent accountants, retention of the firm for the fiscal year ending December 31, 1995 will be reconsidered by the Board of Directors.

       THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" SUCH RATIFICATION.

                                 OTHER MATTERS

     Management knows of no business that will be presented for consideration at the Annual Meeting other than as stated in the Notice of Meeting. If, however, other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

     The expense of solicitation of proxies will be borne by Xicor. In addition to solicitation of proxies by mail, certain officers, directors and Xicor employees who will receive no additional compensation for their services may solicit proxies by telephone, telegraph or personal interview. Xicor has retained the services of Shareholder Communications Corporation ("SCC") to aid in the solicitation of proxies from brokers, bank nominees and other institutional owners, if necessary. Xicor will pay SCC a fee which is not expected to exceed $5,500 for its services and will reimburse SCC for out-of-pocket expenses. Xicor is required to request brokers and nominees who hold stock in their name to furnish this proxy material to beneficial owners of the stock and will reimburse such brokers and nominees for their reasonable out-of-pocket expenses in so doing.

                            SECTION 16 REQUIREMENTS

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and reports of changes in ownership with the Securities and Exchange Commission (SEC). Such persons are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms for 1994, Xicor believes that all applicable filing requirements have been complied with.

                      REPORT OF THE COMPENSATION COMMITTEE

     Xicor applies a consistent philosophy to compensation for all employees, including senior management, based on the premise that the achievements of Xicor result from the coordinated efforts of all individuals working toward common objectives. Xicor strives to achieve those objectives through teamwork that is focused on meeting the expectations of customers and shareholders.

COMPENSATION PHILOSOPHY

     The goals of the compensation program are to align compensation with business objectives and performance, and to enable Xicor to attract, retain and reward executive officers who contribute to the long-term success of Xicor. Xicor's compensation program for its Chief Executive Officer and other executive officers is based on the same four principles applicable to compensation decisions for all Xicor employees:

     -- Xicor pays competitively.

       Xicor is committed to providing a pay program that helps attract and retain high caliber executives. To ensure that pay is competitive, Xicor compares its pay practices for its Chief Executive Officer and other executives with those of other electronics companies, with particular emphasis on similar size semiconductor companies, and sets its pay parameters based on this review.

     -- Xicor pays for relative sustained performance.

       The Chief Executive Officer and other executive officers are rewarded based upon corporate performance and individual performance. Corporate performance is evaluated by reviewing the extent to which business plan goals are met, including such factors as operating profit, performance relative to competitors and timely new product introductions. Individual performance is evaluated by reviewing progress against set objectives and business goals.

     -- Xicor strives for fairness in the administration of pay.

       Xicor strives to achieve a balance of the compensation paid to a particular executive and the compensation paid to other executives both inside Xicor and at comparable companies.

     -- Xicor believes that executives should understand the performance evaluation and pay administration process.

       The process of assessing performance is as follows. At the beginning of the performance cycle, the evaluating executive (or in the case of the Chief Executive Officer, the Board of Directors) sets objectives and key goals. The executive is given ongoing feedback on performance. At the end of the performance cycle, the accomplishment of objectives and key goals is evaluated, the results compared to the results of peers within the Company and the comparative results are communicated to the executive. The comparative result affects decisions on salary and, if applicable, stock options.

COMPENSATION VEHICLES

     Xicor uses a compensation program that consists of the following cash- and equity-based vehicles:

CASH-BASED COMPENSATION

  Salary and Bonus

     Xicor sets base salary and determines bonus amounts for the Chief Executive Officer and other executives by reviewing corporate and individual performance and the aggregate of base salary and annual bonus for comparable positions in the electronics industry, with emphasis on comparable size semiconductor companies.

     Xicor's Chief Executive Officer and other executive officers named in the Summary Compensation Table have not received any increase in compensation since April 1990. In February 1991, Raphael Klein voluntarily reduced his salary twenty percent. For the past four years the Board of Directors has decided, with the Chief Executive Officer's agreement, that no increases in base salary were appropriate in light of Xicor's performance. In 1994, the Board of Directors awarded a performance bonus to the Chief Executive Officer and other executives for their efforts in returning Xicor to profitability.

  Cash Profit-Sharing

     Xicor has an incentive cash profit-sharing program under which it distributes to all employees, including the Chief Executive Officer and other executive officers, five to fifteen percent of its profits before taxes and other adjustments, as it believes that all employees share the responsibility of achieving profits. The same profit-sharing percentage applies to each employee, with the payment determined by applying this percentage to the individual's base salary. A payment was made in 1994 based on the profits for the first half of the year. Another payment was accrued at the end of the year and made in early 1995 based on the profits for the second half of 1994.

EQUITY-BASED COMPENSATION

  Stock Option Program

     The purpose of this program is to provide additional incentives to key employees to work to maximize shareholder value. The option program also utilizes vesting periods to encourage key employees, including executive officers, to continue in the employ of Xicor. Directors, including the Chief Executive Officer, are ineligible to participate in the program. No stock option grants were made to the named executive officers during 1994.

                                          COMPENSATION COMMITTEE

                                          Hans G. Dill
                                          Andrew W. Elder
                                          S. Allan Kline

                             EXECUTIVE COMPENSATION

     The following table sets forth a summary of the compensation earned by Xicor's Chief Executive Officer and its four other most highly compensated executive officers during the year ended December 31, 1994 and for the three years then ended.

                           SUMMARY COMPENSATION TABLE

                                                                                     LONG-TERM
                                                                                    COMPENSATION
                                                                                    ------------
                                                                                       AWARDS
                                                                                    ------------
                                                      ANNUAL COMPENSATION            SECURITIES
                                                -------------------------------      UNDERLYING
           NAME AND PRINCIPAL POSITION          YEAR     SALARY(1)     BONUS(2)       OPTIONS
    ------------------------------------------  -----    ---------     --------     ------------
    Raphael Klein.............................  1994     $ 264,014      19,491             --
    President, Chief Executive Officer          1993       264,014          --             --
    and Chairman of the Board                   1992       269,092          --             --
    Klaus G. Hendig...........................  1994       190,008       9,627             --
    Vice President, Finance and Administration  1993       190,008          --         15,000
                                                1992       193,662          --             --
    Bruce W. Mattern..........................  1994       175,011      11,420             --
    Vice President, Sales and Marketing         1993       175,011          --         15,000
                                                1992       178,377          --             --
    Joseph Drori..............................  1994       175,011       6,420             --
    Vice President, DSP Products                1993       175,011          --         15,000
                                                1992       178,377          --             --
    William H. Owen, III......................  1994       154,003       8,129             --
    Vice President, Technology Development and  1993       154,003          --         15,000
    Intellectual Properties                     1992       156,965          --             --

- - ---------------

(1) Fiscal years 1994 and 1993 each consisted of 52 weeks; 1992 consisted of 53 weeks. The named executive officers have not received any increase in base salary since April 1990.

(2) Includes performance bonus and amounts received or accrued under the Employee Incentive Cash Bonus Profit Sharing Program.

There were no option grants made to any of the executive officers named in the Summary Compensation table during the year ended December 31, 1994.

     The following table sets forth information concerning unexercised stock options held at December 31, 1994 by the executive officers named in the Summary Compensation Table:

                       OPTION VALUES AT DECEMBER 31, 1994

                                             NUMBER OF SECURITIES
                                            UNDERLYING UNEXERCISED             VALUE OF UNEXERCISED
                                                 OPTIONS HELD                  IN-THE-MONEY OPTIONS
                                            AT DECEMBER 31, 1994(1)            AT DECEMBER 31, 1994
                                         -----------------------------     -----------------------------
                   NAME                  EXERCISABLE     UNEXERCISABLE     EXERCISABLE     UNEXERCISABLE
    -----------------------------------  -----------     -------------     -----------     -------------
    Raphael Klein......................     75,000               --               --               --
    Klaus G. Hendig....................     53,750           16,250          $17,906          $13,519
    Bruce Mattern......................     77,750           16,250           17,906           13,519
    Joseph Drori.......................     42,500           16,250           17,906           13,519
    William H. Owen, III...............      3,750           11,250            2,831            8,494

- - ---------------

(1) No stock options were exercised by the named executive officers during 1994.

     Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate future filings, including this Proxy Statement, in whole or in part, the following report and the Performance Graph shall not be incorporated by reference into any such filings.

                               PERFORMANCE GRAPH

     Note: The stock price performance shown on the graph below is not necessarily indicative of future price performance.

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
                      XICOR, INC., S&P 500 COMPOSITE INDEX
                    AND S&P HIGH TECHNOLOGY COMPOSITE INDEX

      MEASUREMENT PERIOD                                           S&P HIGH
    (FISCAL YEAR COVERED)         XICOR, INC.       S&P 500       TECHNOLOGY
1989                                       100             100             100
1990                                        29              97             102
1991                                        38             126             117
1992                                        29             136             121
1993                                        35             150             149
1994                                        56             152             174

     The chart above shows a five-year comparison of the cumulative total return on Xicor, Inc. Common Stock, the Standard & Poor's 500 Composite Index, and the Standard & Poor's High Technology Composite Index assuming a $100 investment made on December 31, 1989.

           PROPOSALS INTENDED TO BE PRESENTED AT NEXT ANNUAL MEETING

     Proposals of security holders intended to be presented at the next Annual Meeting of Shareholders of Xicor to be held in June 1996 must be received by Xicor for inclusion in Xicor's Proxy Statement and form of proxy no later than January 19, 1996.

                                          By Order of the Board of Directors

                                          Julius Blank,
                                          Secretary

Milpitas, California
May 5, 1995

     NOTICE: ANY SHAREHOLDER WHO DESIRES TO OBTAIN A COPY OF XICOR'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1994, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, SHOULD SEND A REQUEST IN WRITING TO XICOR,
ADDRESSED: "C/O SHAREHOLDER RELATIONS, 1511 BUCKEYE DRIVE, MILPITAS, CA 95035." COPIES OF THE REPORT WILL BE FURNISHED FREE OF CHARGE.

                                   XICOR, INC.

                 PROXY SOLICITED ON BEHALF OF BOARD OF DIRECTORS

         The undersigned hereby appoints RAPHAEL KLEIN, S. ALLAN KLINE, and JULIUS BLANK, or any of them, proxies, each with the power of substitution, to vote the shares of the undersigned at the Annual Meeting of Shareholders of XICOR, INC. on June 23, 1995, and at any adjournment thereof, upon all matters as may properly come before the Meeting. Without otherwise limiting the foregoing general authorization, the proxies are instructed to vote as indicated herein.

                                                                 -------------
                                                                      See
                                                                    Reverse
                          (To be Signed on Reverse Side)              Side
                                                                 -------------

  X    Please mark your
- - -----  votes as in this
       example


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING MATTERS TO COME BEFORE THE MEETING:

                                          NOMINEES:
                       FOR    WITHHELD    Raphael Klein
1.  Election of                           Julius Blank
    Directors          ___      ___       Hans G. Dill
For, except vote withheld from the        Andrew W. Elder
following nominee(s):                     S. Allan Kline
_____________________________________
                                                FOR    WITHHELD    ABSTAIN
2.  To approve and ratify the XICOR, INC.
    1995 Director Option Plan.                  ___      ___         ___

3.  To approve and ratify the Amended           FOR    WITHHELD    ABSTAIN
    and Restated XICOR, INC. 1990 Incentive
    and Non-Incentive Stock Option Plan.        ___      ___         ___

4.  To ratify the designation of Price          FOR    WITHHELD    ABSTAIN
    Waterhouse LLP as independent
    accountants for the period ending           ___      ___         ___
    December 31, 1995.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.

THIS PROXY, WHICH IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS, WILL BE VOTED FOR THE MATTERS DESCRIBED IN PARAGRAPHS (1), (2), (3) AND (4), UNLESS THE SHAREHOLDER SPECIFIES OTHERWISE, IN WHICH CASE IT WILL BE VOTED AS SPECIFIED.


SIGNATURE(S)_______________________________________  DATE_____________________
NOTE: Please sign exactly as name appears hereon. Joint owners should each sign.
      When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

                                  XICOR, INC.

                           1995 DIRECTOR OPTION PLAN


         1. Purposes of the Plan. The purposes of this 1995 Director Option Plan are to attract and retain the best available personnel for service as Directors (as defined herein) of the Company, to provide additional incentive to the Directors of the Company to serve as Directors, and to encourage their continued service on the Board.

                 All options granted hereunder shall be nonstatutory stock options.

         2. Definitions. As used herein, the following definitions shall apply:

                 (a)      "Board" means the Board of Directors of the Company.

                 (b) "Code" means the Internal Revenue Code of 1986, as amended.

                 (c)      "Common Stock" means the Common Stock of the Company.

                 (d)      "Company" means Xicor, Inc., a California corporation.

                 (e) "Continuous Status as a Director" means the absence of any interruption or termination of service as a Director.

                 (f)      "Director" means a member of the Board.

                 (g) "Employee" means any person, including officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a Director's fee by the Company shall not be sufficient in and of itself to constitute "employment" by the Company.

                 (h) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                 (i) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                          (i)     If the Common Stock is listed on any
established stock exchange or a national market system, including without limitation the National Market of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the Fair Market Value of a Share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) on the date of grant, as reported in The Wall Street Journal or such other source as the Board deems reliable;

                          (ii)    If the Common Stock is quoted on the NASDAQ
System (but not on the National Market thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

                          (iii)   In the absence of an established market for
the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

                 (j) "Option" means a stock option granted pursuant to the Plan.

                 (k) "Optioned Stock" means the Common Stock subject to an Option.

                 (l)      "Optionee"  means a Director who receives an Option.

                 (m) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

                 (n)      "Plan" means this 1995 Director Option Plan.

                 (o) "Share" means a share of the Common Stock, as adjusted in accordance with Section 10 of the Plan.

                 (p) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Internal Revenue Code of 1986.

         3.      Stock Subject to the Plan.  Subject to the provisions of
Section 10 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 200,000 Shares of Common Stock (the "Pool"). The Shares may be authorized, but unissued, or reacquired Common Stock.

                 If an Option expires or becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan shall not be returned to the Plan and shall not become available for future distribution under the Plan.

         4.      Administration and Grants of Options under the Plan.

                 (a) Administrator. Except as otherwise required herein, the Plan shall be administered by the Board.

                 (b) Procedure for Grants. The provisions set forth in this Section 4(b) shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder. All grants of Options to Directors under this Plan shall be automatic and nondiscretionary and shall be made strictly in accordance with the following provisions:

                          (i)     No person shall have any discretion to select
which Directors shall be granted Options or to determine the number of Shares to be covered by Options granted to Directors, the exercise price thereof or the timing of the grant of such Options.

                          (ii)    Each Director shall be automatically granted
an Option to purchase 20,000 Shares (the "First Option") on the date on which the later of the following events occurs: (A) the effective date of this Plan, as determined in accordance with Section 6 hereof, or (B) the date on which such person first becomes a Director, whether through election by the shareholders of the Company or appointment by the Board to fill a vacancy.

                          (iii)   After the First Option has been granted to a
Director, such Director shall thereafter be automatically granted an Option to purchase 5,000 Shares (a "Subsequent Option") on the first trading day of May of each year, if on such date, he or she shall have served on the Board for at least six (6) months.

                          (iv)    Notwithstanding the provisions of subsections
(ii) and (iii) hereof, the right to exercise any Option granted pursuant to this Plan before the Company has obtained shareholder approval of the Plan in accordance with Section 16 hereof shall be conditioned upon obtaining such shareholder approval of the Plan in accordance with Section 16 hereof.

                          (v)     The terms of an Option granted hereunder
shall be as follows:

                                  (A)      the Option may be exercised by the
Optionee as to each portion thereof which becomes vested as set forth in clause
(D) below for a period of ten (10) years from the date of grant.

                                  (B)      the Option shall be exercisable only
while the Director remains a Director of the Company, except as set forth in
Section 8 hereof.

                                  (C)      the exercise price per Share shall
be 100% of the Fair Market Value per Share on the date of grant of the Option.

                                  (D)      the Option shall become cumulatively
exercisable as to 25% of the Shares subject to the Option on each anniversary of its date of grant, provided that the Optionee continues to serve as a Director on such dates.

                          (vi)    In the event that any Option granted under
the Plan would cause the number of Shares subject to outstanding Options plus the number of Shares previously purchased under Options to exceed the Pool, then the remaining Shares available for Option grant shall be granted under Options to the Directors on a pro rata basis. No further grants shall be made until such time, if any, as additional Shares become available for grant under the Plan through action of the Board or the shareholders to increase the number of Shares which may be issued under the Plan or through cancellation or expiration of Options previously granted hereunder.

                 (c) Powers of the Board. Subject to the provisions and restrictions of the Plan, the Board shall have the authority, in its discretion: (i) to determine, upon review of relevant information and in accordance with Section 2(i) of the Plan, the Fair Market Value of the Common Stock; (ii) to interpret the Plan; (iii) to prescribe, amend and rescind rules and regulations relating to the Plan; (iv) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted hereunder; and (v) to make all other determinations deemed necessary or advisable for the administration of the Plan.

                 (d) Effect of Board's Decision. All decisions, determinations and interpretations of the Board shall be final.

         5. Eligibility. Options may be granted only to Directors. All Options shall be automatically granted in accordance with the terms set forth in Section 4 hereof. A Director who has been granted an Option may, if he or she is otherwise eligible, be granted an additional Option or Options in accordance with such provisions.

                 The Plan shall not confer upon any Optionee any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate his or her directorship at any time.

         6. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of the Company as described in Section 16 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under
Section 11 of the Plan.

         7. Form of Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall consist of (i) cash, (ii) check, (iii) promissory note, (iv) other shares which (x) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (v) delivery of a properly executed exercise notice together with such other documentation as the Company and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price,
(vi) any combination of the foregoing methods of payment, or (vii) such other consideration and method of payment for the issuance of shares to the extent permitted under applicable law.

         8.      Exercise of Option.

                 (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable at such times as are set forth in
Section 4 hereof; provided, however, that no Options shall be exercisable until shareholder approval of the Plan in accordance with Section 16 hereof has been obtained.

                 An Option may not be exercised for a fraction of a Share.

                 An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Section 7 of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 10 of the Plan.

                 Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

                 (b) Rule 16b-3. Options granted to Directors must comply with the applicable provisions of Rule 16b-3 promulgated under the Exchange Act or any successor thereto and shall contain such additional conditions or restrictions as may be required thereunder to qualify Plan transactions, and other transactions by Directors that otherwise could be matched with Plan transactions, for the maximum exemption from Section 16 of the Exchange Act.

                 (c) Termination of Continuous Status as a Director. In the event an Optionee's Continuous Status as a Director terminates (other than upon the Optionee's death or total and permanent disability (as defined in Section 22(e)(3) of the Code)), the Optionee may exercise his or her Option, but only within thirty (30) days following the date of such termination, and only to the extent that the Optionee was entitled to exercise it on the date of such termination (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option on the date of such termination, and to the extent that the Optionee does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

                 (d) Disability of Optionee. In the event Optionee's Continuous Status as a Director terminates as a result of total and permanent disability (as defined in Section 22(e)(3) of the Code), the Optionee may exercise his or her Option, but only within twelve (12) months following the date of such termination, and only to the extent that the Optionee was entitled to exercise it on the date of such termination (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option on the date of termination, or if he or she does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

                 (e) Death of Optionee. In the event of an Optionee's death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance may exercise the Option, but only within twelve (12) months following the date of death, and only to the extent that the Optionee was entitled to exercise it on the date of death (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option on the date of death, and to the extent that the Optionee's estate or a person who acquired the right to exercise such Option does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

         9. Non-Transferability of Options. The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

         10.     Adjustments Upon Changes in Capitalization.

                 (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Option and the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option as well as the price per Share covered by each such outstanding Option shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares of Common Stock subject to an Option.

                 (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option has not been previously exercised, it will terminate immediately prior to the consummation of such proposed action. The Board may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his or her Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable.

                 (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option may be assumed or an equivalent option or right may be substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. The Administrator may, in lieu of such assumption or substitution, provide for the Optionee to have the right to exercise the Option as to all or a portion of the Optioned Stock, including Shares as to which it would not otherwise be exercisable. If the Administrator makes an Option exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee that the Option shall be fully exercisable for a period of fifteen
(15) days from the date of such notice, and the Option will terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the option confers the right to purchase, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets was not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option for each Share of Optioned Stock subject to the Option to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

         11.     Amendment and Termination of the Plan.

                 (a)      Amendment and Termination.  Except as set forth in
Section 4 or as further limited by the Rule 16b-3 provisions relating to formula award plans, the Board may at any time amend, alter, suspend, or discontinue the Plan, but no amendment, alteration, suspension, or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 promulgated under the Exchange Act (or any other applicable law or regulation), the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

                 (b) Effect of Amendment or Termination. Any such amendment, alteration, suspension, discontinuation, or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended, altered, suspended, discontinued or terminated.

         12. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date determined in accordance with Section 4 hereof. Notice of the determination shall be given to each Director to whom an Option is so granted within a reasonable time after the date of such grant.

         13. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                 As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

                 Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

         14. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

         15. Option Agreement. Options shall be evidenced by written option agreements in such form as the Board shall approve.

         16. Shareholder Approval. Continuance of the Plan shall be subject to approval by the shareholders of the Company at or prior to the first annual meeting of shareholders held subsequent to the first granting of an Option hereunder. Such shareholder approval shall be obtained in the degree and manner required under applicable state and federal law.

                                  XICOR, INC.

                           DIRECTOR OPTION AGREEMENT


         Xicor, Inc., a California corporation (the "Company"), has granted to ____________________________________________________ (the "Optionee"), an
option to purchase a total of [__________________ (_________)] shares of the Company's Common Stock (the "Optioned Stock"), at the price determined as provided herein, and in all respects subject to the terms, definitions and provisions of the Company's 1995 Director Option Plan (the "Plan") adopted by the Company which is incorporated herein by reference. The terms defined in the Plan shall have the same defined meanings herein.

         1. Nature of the Option. This Option is a nonstatutory option and is not intended to qualify for any special tax benefits to the Optionee.

         2. Exercise Price. The exercise price is $_______ for each share of Common Stock.

         3. Exercise of Option. This Option shall be exercisable during its term in accordance with the provisions of Section 8 of the Plan as follows:

                 (i)      Right to Exercise.

                          (a)     This Option shall become exercisable in
installments cumulatively with respect to twenty-five percent (25%) of the Optioned Stock one year after the date of grant, and as to an additional twenty-five percent (25%) of the Optioned Stock on each anniversary of the date of grant, so that one hundred percent (100%) of the Optioned Stock shall be exercisable four (4) years after the date of grant; provided, however, that in no event shall any Option be exercisable prior to the date the shareholders of the Company approve the Plan.

                          (b)     This Option may not be exercised for a
fraction of a share.

                          (c)     In the event of Optionee's death, disability
or other termination of service as a Director, the exercisability of the Option is governed by Section 8 of the Plan.

                 (ii) Method of Exercise. This Option shall be exercisable by written notice which shall state the election to exercise the Option and the number of Shares in respect of which the Option is being exercised. Such written notice, in the form attached hereto as Exhibit A, shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the exercise price.

         4. Method of Payment. Payment of the exercise price shall be by any of the following, or a combination thereof, at the election of the
Optionee:

                 (i)      cash;

                 (ii)     check; or

                 (iii) delivery of a properly executed exercise notice together with such other documentation as the Company and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price.

         5. Restrictions on Exercise. This Option may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulations, or if such issuance would not comply with the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

         6. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

         7. Term of Option. This Option may be exercised by the Optionee as to each portion thereof which becomes vested as set forth in subsection 3(i)(a) hereof for a period of ten (10) years from the date of grant, and may be exercised during such periods only in accordance with the Plan and the terms of this Option.

         8. Taxation Upon Exercise of Option. Optionee understands that, upon exercise of this Option, he or she will recognize income for tax purposes in an amount equal to the excess of the then Fair Market Value of the Shares purchased over the exercise price paid for such Shares. Since the Optionee is subject to Section 16(b) of the Securities Exchange Act of 1934, as amended, under certain limited circumstances the measurement and timing of such income (and the commencement of any capital gain holding period) may be deferred, and the Optionee is advised to contact a tax advisor concerning the application of
Section 83 in general and the availability a Section 83(b) election in particular in connection with the exercise of the Option. Upon a resale of such Shares by the Optionee, any difference between the sale price and the Fair Market Value of the Shares on the date of exercise of the Option, to the extent not included in income as described above, will be treated as capital gain or loss.

DATE OF GRANT:  ______________

                                          XICOR, INC.,
                                          a California corporation


                                          By: ________________________________

         Optionee acknowledges receipt of a copy of the Plan, a copy of which is attached hereto, and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under the Plan.


         Dated: _________________

                                          ____________________________________
                                          Optionee

                                          ____________________________________
                                          Residence Address

                                          ____________________________________

                                   EXHIBIT A

                        DIRECTOR OPTION EXERCISE NOTICE


Xicor, Inc.
1511 Buckeye Drive
Milpitas, CA 95035

Attention:  Corporate Secretary


         1. Exercise of Option. The undersigned ("Optionee") hereby elects to exercise Optionee's option to purchase ______ shares of the Common Stock (the "Shares") of Xicor, Inc. (the "Company") under and pursuant to the Company's 1995 Director Option Plan and the Director Option Agreement dated _______________ (the "Agreement").

         2. Representations of Optionee. Optionee acknowledges that Optionee has received, read and understood the Agreement.

         3. Federal Restrictions on Transfer. Optionee understands that the Shares must be held indefinitely unless they are registered under the Securities Act of 1933, as amended (the "1933 Act"), or unless an exemption from such registration is available, and that the certificate(s) representing the Shares may bear a legend to that effect. Optionee understands that the Company is under no obligation to register the Shares and that an exemption may not be available or may not permit Optionee to transfer Shares in the amounts or at the times proposed by Optionee.

         4. Tax Consequences. Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee's purchase or disposition of the Shares. Optionee represents that Optionee is not relying on the Company for any tax advice. The Company recommends that Optionee consult with a tax consultant in connection with the purchase or disposition of the Shares.

         5. Delivery of Payment. Optionee herewith delivers to the Company the aggregate purchase price for the Shares that Optionee has elected to purchase plus any federal or state taxes required to be withheld by the Company and has made provision for the payment of any other federal or state taxes required to be paid by the Optionee.

         6. Entire Agreement. The Agreement is incorporated herein by reference. This Exercise Notice and the Agreement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof. This Exercise Notice and the Agreement are governed by California law except for that body of law pertaining to conflict of laws.

Submitted by:                             Accepted by:

OPTIONEE:                                 XICOR, INC.


_________________________________         By: ________________________________


                                          Its: _______________________________

Address:



Dated: __________________________         Dated: _____________________________

                                   XICOR, INC.
                              AMENDED AND RESTATED
                        1990 INCENTIVE AND NON-INCENTIVE
                               STOCK OPTION PLAN


       1.     Purposes of the Plan.  The purposes of this Stock Plan are:

       . to attract and retain the best available personnel for positions of substantial responsibility,

       .      to provide additional incentive to Employees and Consultants, and

       .      to promote the success of the Company's business.

Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. Stock Purchase Rights may also be granted under the Plan.

       2. Definitions. As used herein, the following definitions shall apply:

              (a) "Administrator" means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

              (b) "Applicable Laws" means the legal requirements relating to the administration of stock option plans under state corporate and securities laws and the Code.

              (c)    "Board" means the Board of Directors of the Company.

              (d)    "Code" means the Internal Revenue Code of 1986, as amended.

              (e) "Committee" means a Committee appointed by the Board in accordance with Section 4 of the Plan.

              (f)    "Common Stock" means the Common Stock of the Company.

              (g)    "Company" means Xicor, Inc., a California corporation.

              (h) "Consultant" means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services and who is compensated for such services. The term "Consultant" shall not include Directors who are paid only a director's fee by the Company or who are not compensated by the Company for their services as Directors.

              (i) "Continuous Status as an Employee or Consultant" means that the employment or consulting relationship with the Company, any Parent, or Subsidiary, is not interrupted or terminated. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. A leave of absence approved by the Company shall include sick leave, military leave, or any other personal leave approved by an authorized representative of the Company. For purposes of Incentive Stock Options, no such leave may exceed 90 days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 91st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option.

              (j)    "Director" means a member of the Board.

              (k) "Disability" means total and permanent disability as defined in Section 22(e)(3) of the Code.

              (l) "Employee" means any person, including Officers who are not also directors, employed by the Company or any Parent or Subsidiary of the Company.

              (m) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

              (n) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                     (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market of the National Association of Securities Dealers, Inc. Automated Quotation ("Nasdaq") System, the Fair Market Value of a Share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                     (ii) If the Common Stock is quoted on the Nasdaq System (but not on the Nasdaq National Market thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                     (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

              (o) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

              (p) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

              (q) "Notice of Grant" means a written notice evidencing certain terms and conditions of an individual Option or Stock Purchase Right grant. The Notice of Grant is part of the Option Agreement.

              (r) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

              (s)    "Option" means a stock option granted pursuant to the Plan.

              (t) "Option Agreement" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

              (u) "Option Exchange Program" means a program whereby outstanding options are surrendered in exchange for options with a lower exercise price.

              (v) "Optioned Stock" means the Common Stock subject to an Option or Stock Purchase Right.

              (w) "Optionee" means an Employee or Consultant who holds an outstanding Option or Stock Purchase Right.

              (x) "Parent" means a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

              (y) "Plan" means this Amended and Restated 1990 Incentive and Non-Incentive Stock Option Plan.

              (z) "Restricted Stock" means shares of Common Stock acquired pursuant to a grant of Stock Purchase Rights under Section 11 below.

              (aa) "Restricted Stock Purchase Agreement" means a written agreement between the Company and the Optionee evidencing the terms and restrictions applying to stock purchased under a Stock Purchase Right. The Restricted Stock Purchase Agreement is subject to the terms and conditions of the Plan and the Notice of Grant.

              (bb) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

              (cc) "Section 16(b)" means Section 16(b) of the Securities Exchange Act of 1934, as amended.

              (dd) "Share" means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

              (ee) "Stock Purchase Right" means the right to purchase Common Stock pursuant to Section 11 of the Plan, as evidenced by a Notice of Grant.

              (ff) "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

       3. Stock Subject to the Plan. Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 1,500,000 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

              If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan, whether upon exercise of an Option or Right, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price, and the original purchaser of such Shares did not receive any benefits of ownership of such Shares, such Shares shall become available for future grant under the Plan.
For purposes of the preceding sentence, voting rights shall not be considered a benefit of Share ownership.

       4.     Administration of the Plan.

              (a)    Procedure.

                     (i) Multiple Administrative Bodies. If permitted by Rule 16b-3, the Plan may be administered by different bodies with respect to Officers who are not Directors and Employees who are neither Directors nor Officers.

                     (ii) Administration With Respect to Officers who are not Directors Subject to Section 16(b). With respect to Option or Stock Purchase Right grants made to Employees who are also Officers subject to
Section 16(b) of the Exchange Act, the Plan shall be administered by (A) the Board, if the Board may administer the Plan in a manner complying with the rules under Rule 16b-3 relating to the disinterested administration of employee benefit plans under which Section 16(b) exempt discretionary grants and awards of equity securities are to be made, or (B) a committee designated by the Board to administer the Plan, which committee shall be constituted to comply with the rules under Rule 16b-3 relating to the disinterested administration of employee benefit plans under which Section 16(b) exempt discretionary grants and awards of equity securities are to be made. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the rules under Rule 16b-3 relating to the disinterested administration of employee benefit plans under which Section 16(b) exempt discretionary grants and awards of equity securities are to be made.

                     (iii)   Administration With Respect to Other Persons.
With respect to Option or Stock Purchase Right grants made to Employees or Consultants who are not Officers of the Company, the Plan shall be administered by (A) the Board or (B) a committee designated by the Board, which committee shall be constituted to satisfy Applicable Laws. Once appointed, such Committee shall serve in its designated capacity until otherwise directed by the Board. The Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Applicable Laws.

              (b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

                     (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(n) of the Plan;

                     (ii) to select the Consultants and Employees to whom Options and Stock Purchase Rights may be granted hereunder;

                     (iii) to determine whether and to what extent Options and Stock Purchase Rights or any combination thereof, are granted hereunder;

                     (iv) to determine the number of shares of Common Stock to be covered by each Option and Stock Purchase Right granted hereunder;

                     (v) to approve forms of agreement for use under the Plan;

                     (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Stock Purchase Right or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

                     (vii) to reduce the exercise price of any Option or Stock Purchase Right to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option or Stock Purchase Right shall have declined since the date the Option or Stock Purchase Right was granted;

                     (viii) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

                     (ix) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

                     (x) to modify or amend each Option or Stock Purchase Right (subject to Section 15(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

                     (xi) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option or Stock Purchase Right previously granted by the Administrator;

                     (xii)   to institute an Option Exchange Program;

                     (xiii) to determine the terms and restrictions applicable to Options and Stock Purchase Rights and any Restricted Stock; and

                     (xiv) to make all other determinations deemed necessary or advisable for administering the Plan.

              (c) Effect of Administrator's Decision. The Administrator's decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options or Stock Purchase Rights.

       5. Eligibility. Nonstatutory Stock Options and Stock Purchase Rights may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. If otherwise eligible, an Employee or Consultant who has been granted an Option or Stock Purchase Right may be granted additional Options or Stock Purchase Rights.

       6.     Limitations.

              (a) Each Option shall be designated in the Notice of Grant as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market
Value:

                     (i) of Shares subject to an Optionee's Incentive Stock Options granted by the Company, any Parent or Subsidiary, which

                     (ii) become exercisable for the first time during any calendar year (under all plans of the Company or any Parent or Subsidiary)

exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time of grant.

              (b) Neither the Plan nor any Option or Stock Purchase Right shall confer upon an Optionee any right with respect to continuing the Optionee's employment or consulting relationship with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such employment or consulting relationship at any time, with or without cause.

              (c) The following limitations shall apply to grants of Options and Stock Purchase Rights to Employees:

                     (i) No Employee shall be granted, in any fiscal year of the Company, Options and Stock Purchase Rights to purchase more than 200,000 Shares.

                     (ii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 13.

                     (iii) If an Option or Stock Purchase Right is canceled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 13), the canceled Option or Stock Purchase Right will be counted against the limit set forth in
Section 6(c)(i). For this purpose, if the exercise price of an Option or Stock Purchase Right is reduced, the transaction will be treated as a cancellation of the Option or Stock Purchase Right and the grant of a new Option or Stock Purchase Right.

       7. Term of Plan. Subject to Section 19 of the Plan, the Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of the Company as described in Section 19 of the Plan. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 15 of the Plan.

       8. Term of Option. The term of each Option shall be stated in the Notice of Grant; provided, however, that in the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Notice of Grant. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Notice of Grant.

       9.     Option Exercise Price and Consideration.

              (a) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

                     (i)     In the case of an Incentive Stock Option

                             (A)  granted to an Employee who, at the time the
Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                             (B)  granted to any Employee other than an
Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                     (ii) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator.

              (b) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised. In so doing, the Administrator may specify that an Option may not be exercised until the completion of a service period.

              (c) Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant.
Such consideration may consist entirely of:

                     (i)     cash;

                     (ii)    check;

                     (iii)   promissory note;

                     (iv) other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

                     (v) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price;

                     (vi) a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement;

                     (vii) any combination of the foregoing methods of payment; or

                     (viii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

       10.    Exercise of Option.

              (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement.

                     An Option may not be exercised for a fraction of a Share.

                     An Option shall be deemed exercised when the Company receives: (i) written notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 13 of the Plan.

                     Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

              (b)    Termination of Employment or Consulting Relationship.
Upon termination of an Optionee's Continuous Status as an Employee or Consultant, other than upon the Optionee's death or Disability, the Optionee may exercise his or her Option, but only within such period of time as is specified in the Notice of Grant, and only to the extent that the Optionee was entitled to exercise it at the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). In the absence of a specified time in the Notice of Grant, the Option shall remain exercisable for three months following the Optionee's termination of Continuous Status as an Employee or Consultant. In the case of an Incentive Stock Option, such period of time shall not exceed three months from the date of termination. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

              (c) Disability of Optionee. In the event that an Optionee's Continuous Status as an Employee or Consultant terminates as a result of the Optionee's Disability, the Optionee may exercise his or her Option at any time within twelve (12) months from the date of such termination, but only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

              (d) Death of Optionee. In the event of the death of an Optionee, the Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the Optionee was entitled to exercise the Option at the date of death. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall immediately revert to the Plan. If, after death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

              (e)    Rule 16b-3.  Options granted to individuals subject to
Section 16 of the Exchange Act ("Insiders") must comply with the applicable provisions of Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

       11.    Stock Purchase Rights.

              (a) Rights to Purchase. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing, by means of a Notice of Grant, of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase, the price to be paid, and the time within which the offeree must accept such offer, which shall in no event exceed six (6) months from the date upon which the Administrator made the determination to grant the Stock Purchase Right. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

              (b) Repurchase Option. Unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Administrator.

              (c) Rule 16b-3. Stock Purchase Rights granted to Insiders, and Shares purchased by Insiders in connection with Stock Purchase Rights, shall be subject to any restrictions applicable thereto in compliance with Rule 16b-3. An Insider may only purchase Shares pursuant to the grant of a Stock Purchase Right, and may only sell Shares purchased pursuant to the grant of a Stock Purchase Right, during such time or times as are permitted by Rule 16b-3.

              (d) Other Provisions. The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion. In addition, the provisions of Restricted Stock Purchase Agreements need not be the same with respect to each purchaser.

              (e) Rights as a Shareholder. Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a shareholder, and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 13 of the Plan.

       12. Non-Transferability of Options and Stock Purchase Rights. An Option or Stock Purchase Right may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

       13. Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

              (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option and Stock Purchase Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Right.

              (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option or Stock Purchase Right has not been previously exercised, it will terminate immediately prior to the consummation of such proposed action. The Board may, in the exercise of its sole discretion in such instances, declare that any Option or Stock Purchase Right shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his or her Option or Stock Purchase Right as to all or any part of the Optioned Stock, including Shares as to which the Option or Stock Purchase Right would not otherwise be exercisable.

              (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option and Stock Purchase Right may be assumed or an equivalent option or right may be substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. The Administrator may, in lieu of such assumption or substitution, provide for the Optionee to have the right to exercise the Option or Stock Purchase Right as to all or a portion of the Optioned Stock, including Shares as to which it would not otherwise be exercisable. If the Administrator makes an Option or Stock Purchase Right exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee that the Option or Stock Purchase Right shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option or Stock Purchase Right will terminate upon the expiration of such period. For the purposes of this paragraph, the Option or Stock Purchase Right shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase, for each Share of Optioned Stock subject to the Option or Stock Purchase Right immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets was not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right, for each Share of Optioned Stock subject to the Option or Stock Purchase Right, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

       14. Date of Grant. The date of grant of an Option or Stock Purchase Right shall be, for all purposes, the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

       15.    Amendment and Termination of the Plan.

              (a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

              (b) Shareholder Approval. The Company shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Rule 16b-3 or with Section 422 of the Code (or any successor rule or statute or other applicable law, rule or regulation, including the requirements of any exchange or quotation system on which the Common Stock is listed or quoted). Such shareholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the applicable law, rule or regulation.

              (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company.

       16.    Conditions Upon Issuance of Shares.

              (a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option or Stock Purchase Right unless the exercise of such Option or Stock Purchase Right and the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, Applicable Laws, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

              (b) Investment Representations. As a condition to the exercise of an Option or Stock Purchase Right, the Company may require the person exercising such Option or Stock Purchase Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

       17.    Liability of Company.

              (a) Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

              (b) Grants Exceeding Allotted Shares. If the Optioned Stock covered by an Option or Stock Purchase Right exceeds, as of the date of grant, the number of Shares which may be issued under the Plan without additional shareholder approval, such Option or Stock Purchase Right shall be void with respect to such excess Optioned Stock, unless shareholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained in accordance with Section 15(b) of the Plan.

       18. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

       19. Shareholder Approval. Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under applicable federal and state law.

                              AMENDED AND RESTATED
                        1990 INCENTIVE AND NON-INCENTIVE
                               STOCK OPTION PLAN
                        INCENTIVE STOCK OPTION AGREEMENT


       Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

I.     NOTICE OF INCENTIVE STOCK OPTION GRANT ("ISO")

[Optionee's Name]

       You have been granted an option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

       Date of Grant                      _________________________

       Vesting Commencement Date          _________________________

       Exercise Price per Share           $________________________

       Total Number of Shares
         Underlying Option Granted        _________________________

       Expiration Date:                   _________________________


       Vesting Schedule:

       This Option may be exercised, in whole or in part, in accordance with the following schedule:

       25% of the Shares subject to the Option shall vest twelve months after the Vesting Commencement Date, and 25% of the Shares subject to the Option shall vest on each anniversary of the Commencement Date thereafter.

       Termination Period:

       This Option may be exercised for thirty days after termination of the Optionee's employment or consulting relationship with the Company. Upon the death or Disability of the Optionee, this Option may be exercised for such longer period as provided in the Plan. In the event of the Optionee's change in status from Employee to Consultant or Consultant to Employee, this

Option Agreement shall remain in effect. In no event shall this Option be exercised later than the Expiration Date as provided above.

II.    AGREEMENT

       1. Grant of Option. The Plan Administrator of the Company hereby grants to the Optionee named in the Notice of Grant attached as Part I of this Agreement (the "Optionee"), an option (the "Option") to purchase the number of Shares, as set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the "Exercise Price"), subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Section 15(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan shall prevail.

              This Option is intended to qualify as an Incentive Stock Option under Section 422 of the Code. However, to the extent that it exceeds the $100,000 rule of Code Section 422(d) it shall be treated as a Nonstatutory Stock Option ("NSO").

       2.     Exercise of Option.

              (a) Right to Exercise. This Option is exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and the applicable provisions of the Plan and this Option Agreement. In the event of Optionee's death, Disability or other termination of Optionee's employment or consulting relationship, the exercisability of the Option is governed by the applicable provisions of the Plan and this Option Agreement.

              (b) Method of Exercise. This Option is exercisable by delivery of an exercise notice, in the form attached as Exhibit A (the "Exercise Notice"), which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the "Exercised Shares"), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Vice President and Controller of the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price.

              No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with all relevant provisions of law and the requirements of any stock exchange or quotation service upon which the Shares are then listed. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Exercised Shares.

       3. Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the
Optionee:

              (a)    cash; or

              (b)    check; or

              (c) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price.

       4. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

       5. Term of Option. This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

       6. Tax Consequences. Some of the federal and California tax consequences relating to this Option, as of the date of this Option, are set forth below. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

              (a) Exercising the Option. The Optionee will have no regular federal income tax or California income tax liability upon its exercise, although the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price will be treated as an adjustment to alternative minimum taxable income for federal tax purposes and may subject the Optionee to alternative minimum tax in the year of exercise. In the event that the Optionee undergoes a change of status from Employee to Consultant, any Incentive Stock Option of the Optionee that remains unexercised shall cease to qualify as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option on the ninety-first
(91st) day following such change of status.

              (b) Disposition of Shares. If the Optionee holds ISO Shares for at least one year after exercise AND two years after the grant date, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes. If the Optionee disposes of ISO Shares within one year after exercise or two years after the grant date, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the LESSER OF
(A) the difference between the FAIR

MARKET VALUE OF THE SHARES ACQUIRED ON THE DATE OF EXERCISE and the aggregate Exercise Price, or (B) the difference between the SALE PRICE of such Shares and the aggregate Exercise Price.

              (c) Notice of Disqualifying Disposition of ISO Shares. If the Optionee sells or otherwise disposes of any of the Shares acquired pursuant to an ISO on or before the later of (i) two years after the grant date, or (ii) one year after the exercise date, the Optionee shall immediately notify the Company in writing of such disposition. The Optionee agrees that he or she may be subject to income tax withholding by the Company on the compensation income recognized from such early disposition of ISO Shares by payment in cash or out of the current earnings paid to the Optionee.

       7. Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This agreement is governed by California law except for that body of law pertaining to conflict of laws.

       By your signature and the signature of the Company's representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Option Agreement. Optionee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Plan and Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Option Agreement. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

OPTIONEE:                                 XICOR, INC.


____________________________________      By:_________________________________
Signature

____________________________________      Title:______________________________
Print Name

____________________________________
Residence Address

____________________________________

                              AMENDED AND RESTATED
                        1990 INCENTIVE AND NON-INCENTIVE
                               STOCK OPTION PLAN
                      NONSTATUTORY STOCK OPTION AGREEMENT


       Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

I.     NOTICE OF NONSTATUTORY STOCK OPTION GRANT ("NSO")

[Optionee's Name]

       You have been granted an option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

       Date of Grant                      _________________________

       Vesting Commencement Date          _________________________

       Exercise Price per Share           $________________________

       Total Number of Shares
         Underlying Option Granted        _________________________

       Expiration Date:                   _________________________


       Vesting Schedule:

       This Option may be exercised, in whole or in part, in accordance with the following schedule:

       25% of the Shares subject to the Option shall vest twelve months after the Vesting Commencement Date, and 25% of the Shares subject to the Option shall vest on each anniversary of the Commencement Date thereafter.

       Termination Period:

       This Option may be exercised for thirty days after termination of the Optionee's employment or consulting relationship with the Company. Upon the death or Disability of the Optionee, this Option may be exercised for such longer period as provided in the Plan. In the event of the Optionee's change in status from Employee to Consultant or Consultant to Employee, this

Option Agreement shall remain in effect. In no event shall this Option be exercised later than the Expiration Date as provided above.

II.    AGREEMENT

       1. Grant of Option. The Plan Administrator of the Company hereby grants to the Optionee named in the Notice of Grant attached as Part I of this Agreement (the "Optionee"), an option (the "Option") to purchase the number of Shares, as set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the "Exercise Price"), subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Section 15(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan shall prevail.

       2.     Exercise of Option.

              (a) Right to Exercise. This Option is exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and the applicable provisions of the Plan and this Option Agreement. In the event of Optionee's death, Disability or other termination of Optionee's employment or consulting relationship, the exercisability of the Option is governed by the applicable provisions of the Plan and this Option Agreement.

              (b) Method of Exercise. This Option is exercisable by delivery of an exercise notice, in the form attached as Exhibit A (the "Exercise Notice"), which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the "Exercised Shares"), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Vice President and Controller of the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price.

              No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with all relevant provisions of law and the requirements of any stock exchange or quotation service upon which the Shares are then listed. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Exercised Shares.

       3. Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the
Optionee:

              (a)    cash; or

              (b)    check; or

              (c) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price.

       4. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

       5. Term of Option. This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

       6. Tax Consequences. Some of the federal and California tax consequences relating to this Option, as of the date of this Option, are set forth below. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

              (a) Exercising the Option. The Optionee may incur regular federal income tax and California income tax liability upon exercise of a NSO. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price. If the Optionee is an Employee or a former Employee, the Company will be required to withhold from his or her compensation or collect from Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

              (b) Disposition of Shares. If the Optionee holds NSO Shares for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes.

       7. Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This agreement is governed by California law except for that body of law pertaining to conflict of laws.

       By your signature and the signature of the Company's representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Option Agreement. Optionee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Plan and Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Option Agreement. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

OPTIONEE:                                 XICOR, INC.


____________________________________      By:_________________________________
Signature

____________________________________      Title:______________________________
Print Name

____________________________________
Residence Address

____________________________________

                                   EXHIBIT A

                              AMENDED AND RESTATED
                        1990 INCENTIVE AND NON-INCENTIVE
                               STOCK OPTION PLAN

                                EXERCISE NOTICE


Xicor, Inc.
1511 Buckeye Drive
Milpitas, California 95035


Attention:  Vice President and Controller

       1. Exercise of Option. Effective as of today, ________________, 199__, the undersigned ("Purchaser") hereby elects to purchase ______________ shares (the "Shares") of the Common Stock of Xicor, Inc. (the "Company") under and pursuant to the Amended and Restated 1990 Incentive and Non-Incentive Stock Option Plan (the "Plan") and the Stock Option Agreement dated __________,
19___ (the "Option Agreement"). The purchase price for the Shares shall be $_____________, as required by the Option Agreement.

       2. Delivery of Payment. Purchaser herewith delivers to the Company the full purchase price for the Shares plus any federal or state taxes required to be withheld by the Company.

       3. Representations of Purchaser. Purchaser acknowledges that Purchaser has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

       4. Rights as Shareholder. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 13 of the Plan.

       5. Tax Consultation. Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser's purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

       6. Entire Agreement; Governing Law. The Plan and Option Agreement are incorporated herein by reference. This Agreement, the Plan and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof, and may not be modified adversely to the Purchaser's interest except by means of a writing signed by the Company and Purchaser. This agreement is governed by California law except for that body of law pertaining to conflict of laws.


Submitted by:                             Accepted by:

PURCHASER:                                XICOR, INC.


______________________________________    By:_________________________________
Signature

______________________________________    Its:________________________________
Print Name


Address:                                  Address:

______________________________________    1511 Buckeye Drive
______________________________________    Milpitas, CA 95035

                                   EXHIBIT B

                               SECURITY AGREEMENT


       This Security Agreement is made as of __________, 19___ between Xicor, Inc., a California corporation ("Pledgee"), and _________________________ ("Pledgor").


                                    Recitals

       Pursuant to Pledgor's election to purchase Shares under the Option Agreement dated ________ (the "Option"), between Pledgor and Pledgee under Pledgee's Amended and Restated 1990 Incentive and Non-Incentive Stock Option Plan, and Pledgor's election under the terms of the Option to pay for such shares with his promissory note (the "Note"), Pledgor has purchased _________ shares of Pledgee's Common Stock (the "Shares") at a price of $________ per share, for a total purchase price of $__________. The Note and the obligations thereunder are as set forth in Exhibit C to the Option.

       NOW, THEREFORE, it is agreed as follows:

       1. Creation and Description of Security Interest. In consideration of the transfer of the Shares to Pledgor under the Option Agreement, Pledgor, pursuant to the California Commercial Code, hereby pledges all of such Shares (herein sometimes referred to as the "Collateral") represented by certificate number(s) ______, duly endorsed in blank or with executed stock powers, and herewith delivers said certificate to the Vice President and Controller of Pledgee ("Pledgeholder"), who shall hold said certificate subject to the terms and conditions of this Security Agreement.

       The pledged stock (together with an executed blank stock assignment for use in transferring all or a portion of the Shares to Pledgee if, as and when required pursuant to this Security Agreement) shall be held by the Pledgeholder as security for the repayment of the Note, and any extensions or renewals thereof, to be executed by Pledgor pursuant to the terms of the Option, and the Pledgeholder shall not encumber or dispose of such Shares except in accordance with the provisions of this Security Agreement.

       2. Pledgor's Representations and Covenants. To induce Pledgee to enter into this Security Agreement, Pledgor represents and covenants to Pledgee, its successors and assigns, as follows:

              a. Payment of Indebtedness. Pledgor will pay the principal sum of the Note secured hereby, together with interest thereon, at the time and in the manner provided in the Note.

              b. Encumbrances. The Shares are free of all other encumbrances, defenses and liens, and Pledgor will not further encumber the Shares without the prior written consent of Pledgee.

              c. Margin Regulations. In the event that Pledgee's Common Stock is now or later becomes margin-listed by the Federal Reserve Board and Pledgee is classified as a "lender" within the meaning of the regulations under
Part 207 of Title 12 of the Code of Federal Regulations ("Regulation G"), Pledgor agrees to cooperate with Pledgee in making any amendments to the Note or providing any additional collateral as may be necessary to comply with such regulations.

       3. Voting Rights. During the term of this pledge and so long as all payments of principal and interest are made as they become due under the terms of the Note, Pledgor shall have the right to vote all of the Shares pledged hereunder.

       4. Stock Adjustments. In the event that during the term of the pledge any stock dividend, reclassification, readjustment or other changes are declared or made in the capital structure of Pledgee, all new, substituted and additional shares or other securities issued by reason of any such change shall be delivered to and held by the Pledgee under the terms of this Security Agreement in the same manner as the Shares originally pledged hereunder. In the event of substitution of such securities, Pledgor, Pledgee and Pledgeholder shall cooperate and execute such documents as are reasonable so as to provide for the substitution of such Collateral and, upon such substitution, references to "Shares" in this Security Agreement shall include the substituted shares of capital stock of Pledgor as a result thereof.

       5. Options and Rights. In the event that, during the term of this pledge, subscription Options or other rights or options shall be issued in connection with the pledged Shares, such rights, Options and options shall be the property of Pledgor and, if exercised by Pledgor, all new stock or other securities so acquired by Pledgor as it relates to the pledged Shares then held by Pledgeholder shall be immediately delivered to Pledgeholder, to be held under the terms of this Security Agreement in the same manner as the Shares pledged.

       6. Default. Pledgor shall be deemed to be in default of the Note and of this Security Agreement in the event:

              a. Payment of principal or interest on the Note shall be delinquent for a period of 10 days or more; or

              b. Pledgor fails to perform any of the covenants set forth in the Option or contained in this Security Agreement for a period of 10 days after written notice thereof from Pledgee.

       In the case of an event of Default, as set forth above, Pledgee shall have the right to accelerate payment of the Note upon notice to Pledgor, and Pledgee shall thereafter be entitled to pursue its remedies under the California Commercial Code.

       7. Release of Collateral. Subject to any applicable contrary rules under Regulation G, there shall be released from this pledge a portion of the pledged Shares held by Pledgeholder hereunder upon payments of the principal of the Note. The number of the pledged Shares which shall be released shall be that number of full Shares which bears the same proportion to the initial number of Shares pledged hereunder as the payment of principal bears to the initial full principal amount of the Note.

       8. Withdrawal or Substitution of Collateral. Pledgor shall not sell, withdraw, pledge, substitute or otherwise dispose of all or any part of the Collateral without the prior written consent of Pledgee.

       9. Term. The within pledge of Shares shall continue until the payment of all indebtedness secured hereby, at which time the remaining pledged stock shall be promptly delivered to Pledgor, subject to the provisions for prior release of a portion of the Collateral as provided in paragraph 7 above.

       10. Insolvency. Pledgor agrees that if a bankruptcy or insolvency proceeding is instituted by or against it, or if a receiver is appointed for the property of Pledgor, or if Pledgor makes an assignment for the benefit of creditors, the entire amount unpaid on the Note shall become immediately due and payable, and Pledgee may proceed as provided in the case of default.

       11. Pledgeholder Liability. In the absence of willful or gross negligence, Pledgeholder shall not be liable to any party for any of his acts, or omissions to act, as Pledgeholder.

       12. Invalidity of Particular Provisions. Pledgor and Pledgee agree that the enforceability or invalidity of any provision or provisions of this Security Agreement shall not render any other provision or provisions herein contained unenforceable or invalid.

       13. Successors or Assigns. Pledgor and Pledgee agree that all of the terms of this Security Agreement shall be binding on their respective successors and assigns, and that the term "Pledgor" and the term "Pledgee" as used herein shall be deemed to include, for all purposes, the respective designees, successors, assigns, heirs, executors and administrators.

       14. Governing Law. This Security Agreement shall be interpreted and governed under the laws of the State of California.

       IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


       "PLEDGOR"                          By: ________________________________

                                          ____________________________________
                                          Print Name

                                Address:  ____________________________________

                                          ____________________________________


       "PLEDGEE"                          Xicor, Inc.,
                                          a California corporation


                                          By: ________________________________

                                          Title: _____________________________


       "PLEDGEHOLDER"                     ____________________________________
                                          Vice President and Controller
                                          Xicor, Inc.

                                   EXHIBIT C

                                      NOTE


$_______________                                                    Milpitas, CA

                                                           ______________, 19___

       FOR VALUE RECEIVED, _______________ promises to pay to Xicor, Inc., a California corporation (the "Company"), or order, the principal sum of _______________________ ($_____________), together with interest on the unpaid principal hereof from the date hereof at the rate of _______________ percent (____%) per annum, compounded semiannually.

       Principal and interest shall be due and payable on __________, 19___. Should the undersigned fail to make full payment of principal or interest for a period of 10 days or more after the due date thereof, the whole unpaid balance on this Note of principal and interest shall become immediately due at the option of the holder of this Note. Payments of principal and interest shall be made in lawful money of the United States of America.

       The undersigned may at any time prepay all or any portion of the principal or interest owing hereunder.

       This Note is subject to the terms of the Option, dated as of ________________. This Note is secured in part by a pledge of the Company's Common Stock under the terms of a Security Agreement of even date herewith and is subject to all the provisions thereof.

       The holder of this Note shall have full recourse against the undersigned, and shall not be required to proceed against the collateral securing this Note in the event of default.

       In the event the undersigned shall cease to be an employee or consultant of the Company for any reason, this Note shall, at the option of the Company, be accelerated, and the whole unpaid balance on this Note of principal and accrued interest shall be immediately due and payable.

       Should any action be instituted for the collection of this Note, the reasonable costs and attorneys' fees therein of the holder shall be paid by the undersigned.


                                          ____________________________________

                                          ____________________________________

                              AMENDED AND RESTATED
                        1990 INCENTIVE AND NON-INCENTIVE
                               STOCK OPTION PLAN

                    NOTICE OF GRANT OF STOCK PURCHASE RIGHT

       Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Notice of Grant.

[Grantee's Name]

       You have been granted the right to purchase Common Stock of the Company, subject to the Company's repurchase option and your ongoing Continuous Status as an Employee or Consultant (as described in the Plan and the attached Restricted Stock Purchase Agreement), as follows:


       Date of Grant                      _________________________

       Price Per Share                    $________________________

       Total Number of Shares Subject     _________________________
         to This Stock Purchase Right

       Expiration Date:                   _________________________


       YOU MUST EXERCISE THIS STOCK PURCHASE RIGHT BEFORE THE EXPIRATION DATE OR IT WILL TERMINATE AND YOU WILL HAVE NO FURTHER RIGHT TO PURCHASE THE SHARES. By your signature and the signature of the Company's representative below, you and the Company agree that this Stock Purchase Right is granted under and governed by the terms and conditions of the Amended and Restated 1990 Incentive and Non-Incentive Stock Option Plan and the Restricted Stock Purchase Agreement, all of which are attached and made a part of this document. You further agree to execute the attached Restricted Stock Purchase Agreement as a condition to purchasing any shares under this Stock Purchase Right.

GRANTEE:                                  XICOR, INC.


______________________________________    By: ________________________________
Signature

______________________________________    Title: _____________________________
Print Name

                                  EXHIBIT A-1

                              AMENDED AND RESTATED
                        1990 INCENTIVE AND NON-INCENTIVE
                               STOCK OPTION PLAN

                      RESTRICTED STOCK PURCHASE AGREEMENT

       Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Restricted Stock Purchase Agreement.

       WHEREAS the Purchaser named in the Notice of Grant, (the "Purchaser") is an employee or consultant of the Company, and the Purchaser's continued participation is considered by the Company to be important for the Company's continued growth; and

       WHEREAS in order to give the Purchaser an opportunity to acquire an equity interest in the Company as an incentive for the Purchaser to participate in the affairs of the Company, the Administrator has granted to the Purchaser stock purchase rights subject to the terms and conditions of the Plan and the Notice of Grant, which are incorporated herein by reference, and pursuant to this restricted stock purchase agreement (the "Agreement").

       THEREFORE, the parties agree as follows:

       1. Sale of Stock. The Company hereby agrees to sell to the Purchaser and the Purchaser hereby agrees to purchase shares of the Company's Common Stock (the "Shares"), at the per share purchase price and as otherwise described in the Notice of Grant.

       2. Payment of Purchase Price. The purchase price for the Shares may be paid by delivery to the Company at the time of execution of this Agreement of cash, a check, or some combination thereof.

       3.     Repurchase Option.

              (a) In the event the Purchaser's Continuous Status as an Employee or Consultant terminates for any or no reason (including death or disability) before all of the Shares are released from the Company's repurchase option (see Section 4), the Company shall, upon the date of such termination (as reasonably fixed and determined by the Company) have an irrevocable, exclusive option for a period of sixty (60) days from such date to repurchase up to that number of shares which constitute the Unreleased Shares (as defined in Section 4) at the original purchase price per share (the "Repurchase Price"). Said option shall be exercised by the Company by delivering written notice to the Purchaser or the Purchaser's executor (with a copy to the Escrow Holder) AND, at the Company's option, (i) by delivering to the Purchaser or the Purchaser's executor a check in the amount of the aggregate Repurchase Price, or (ii) by the Company canceling an amount of the Purchaser's indebtedness to the Company equal to the aggregate Repurchase Price, or (iii) by a combination of (i) and (ii) so that the combined payment and cancellation of indebtedness equals such aggregate Repurchase Price. Upon delivery of such notice and the payment of the aggregate Repurchase Price in any of the ways described above, the Company shall become the legal and beneficial owner of the Shares being repurchased and all rights and interests therein or relating thereto, and the Company shall have the right to retain and transfer to its own name the number of Shares being repurchased by the Company.

              (b) Whenever the Company shall have the right to repurchase Shares hereunder, the Company may designate and assign one or more employees, officers, directors or shareholders of the Company or other persons or organizations to exercise all or a part of the Company's purchase rights under this Agreement and purchase all or a part of such Shares; provided that if the Fair Market Value of the Shares to be repurchased on the date of such designation or assignment (the "Repurchase FMV") exceeds the aggregate Repurchase Price of such Shares, then each such designee or assignee shall pay the Company cash equal to the difference between the Repurchase FMV and the aggregate Repurchase Price of such Shares.

       4.     Release of Shares From Repurchase Option.

              (a)    ___________________ (_______) of the Shares shall be
released from the Company's repurchase option
__________________________________________________________, provided in each case that the Purchaser's Continuous Status as an Employee or Consultant has not terminated prior to the date of any such release.

              (b) Any of the Shares which have not yet been released from the Company's repurchase option are referred to herein as "Unreleased Shares."

              (c) The Shares which have been released from the Company's repurchase option shall be delivered to the Purchaser at the Purchaser's request (see Section 6).

       5.     Restriction on Transfer.  Except for the escrow described in
Section 6 or transfer of the Shares to the Company or its assignees contemplated by this Agreement, none of the Shares or any beneficial interest therein shall be transferred, encumbered or otherwise disposed of in any way until the release of such Shares from the Company's repurchase option in accordance with the provisions of this Agreement, other than by will or the laws of descent and distribution.

       6.     Escrow of Shares.

              (a) To ensure the availability for delivery of the Purchaser's Unreleased Shares upon repurchase by the Company pursuant to the Company's repurchase option under Section 3 above, the Purchaser shall, upon execution of this Agreement, deliver and deposit with an escrow holder designated by the Company (the "Escrow Holder") the share certificates representing the Unreleased Shares, together with the stock assignment duly endorsed in blank, attached hereto as Exhibit A-2. The Unreleased Shares and stock assignment shall be held by the Escrow Holder, pursuant to the Joint Escrow Instructions of the Company and Purchaser attached as Exhibit A-3 hereto, until such time as the Company's repurchase option expires.

              (b) The Escrow Holder shall not be liable for any act it may do or omit to do with respect to holding the Unreleased Shares in escrow and while acting in good faith and in the exercise of its judgment.

              (c) If the Company or any assignee exercises its repurchase option hereunder, the Escrow Holder, upon receipt of written notice of such option exercise from the proposed transferee, shall take all steps necessary to accomplish such transfer.

              (d) When the repurchase option has been exercised or expires unexercised or a portion of the Shares has been released from such repurchase option, upon Purchaser's request the Escrow Holder shall promptly cause a new certificate to be issued for such released Shares and shall deliver such certificate to the Company or the Purchaser, as the case may be.

              (e) Subject to the terms hereof, the Purchaser shall have all the rights of a shareholder with respect to such Shares while they are held in escrow, including without limitation, the right to vote the Shares and receive any cash dividends declared thereon. If, from time to time during the term of the Company's repurchase option, there is (i) any stock dividend, stock split or other change in the Shares, or (ii) any merger or sale of all or substantially all of the assets or other acquisition of the Company, any and all new, substituted or additional securities to which the Purchaser is entitled by reason of the Purchaser's ownership of the Shares shall be immediately subject to this escrow, deposited with the Escrow Holder and included thereafter as "Shares" for purposes of this Agreement and the Company's repurchase option.

       7. Legends. The share certificate evidencing the Shares issued hereunder shall be endorsed with the following legend (in addition to any legend required under applicable state securities laws):

       THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS UPON TRANSFER AND RIGHTS OF REPURCHASE AS SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE SHAREHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

       8. Adjustment for Stock Split. All references to the number of Shares and the purchase price of the Shares in this Agreement shall be appropriately adjusted to reflect any stock split, stock dividend or other change in the Shares which may be made by the Company after the date of this Agreement.

       9. Tax Consequences. The Purchaser has reviewed with the Purchaser's own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. The Purchaser is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. The Purchaser understands that the Purchaser (and not the Company) shall be responsible for the Purchaser's own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement. The Purchaser understands that Section 83 of the Internal Revenue Code of 1986, as amended (the "Code"), taxes as ordinary income the difference between the purchase price for the Shares and the Fair Market Value of the Shares as of the date any restrictions on the Shares lapse. In this context, "restriction" includes the right of the Company to buy back the Shares pursuant to its repurchase option. The Purchaser understands that the Purchaser may elect to be taxed at the time the Shares are purchased rather than when and as the Company's repurchase option expires by filing an election under Section 83(b) of the Code with the I.R.S. within 30 days from the date of purchase. The form for making this election is attached as Exhibit A-5 hereto.

              THE PURCHASER ACKNOWLEDGES THAT IT IS THE PURCHASER'S SOLE RESPONSIBILITY AND NOT THE COMPANY'S TO FILE TIMELY THE ELECTION UNDER SECTION 83(b), EVEN IF THE PURCHASER REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON THE PURCHASER'S BEHALF.

       10.    General Provisions.

              (a) This Agreement shall be governed by the laws of the State of California. This Agreement, subject to the terms and conditions of the Plan and the Notice of Grant, represents the entire agreement between the parties with respect to the purchase of Common Stock by the Purchaser. Subject to
Section 15(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Agreement, the terms and conditions of the Plan shall prevail. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Agreement.

              (b) Any notice, demand or request required or permitted to be given by either the Company or the Purchaser pursuant to the terms of this Agreement shall be in writing and shall be deemed given when delivered personally or deposited in the U.S. mail, First Class with postage prepaid, and addressed to the parties at the addresses of the parties set forth at the end of this Agreement or such other address as a party may request by notifying the other in writing.

              Any notice to the Escrow Holder shall be sent to the Company's address with a copy to the other party not sending the notice.

              (c) The rights and benefits of the Company under this Agreement shall be transferable to any one or more persons or entities, and all covenants and agreements hereunder shall inure to the benefit of, and be enforceable by the Company's successors and assigns. The rights and obligations of the Purchaser under this Agreement may only be assigned with the prior written consent of the Company.

              (d) Either party's failure to enforce any provision or provisions of this Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that party from thereafter enforcing each and every other provision of this Agreement. The rights granted both parties herein are cumulative and shall not constitute a waiver of either party's right to assert all other legal remedies available to it under the circumstances.

              (e) The Purchaser agrees upon request to execute any further documents or instruments necessary or desirable to carry out the purposes or intent of this Agreement.

              (f) PURCHASER ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO SECTION 4 HEREOF IS EARNED ONLY BY CONTINUING SERVICE AS AN EMPLOYEE OR CONSULTANT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED OR PURCHASING SHARES HEREUNDER). PURCHASER FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS AN EMPLOYEE OR CONSULTANT FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH PURCHASER'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE PURCHASER'S EMPLOYMENT OR CONSULTING RELATIONSHIP AT ANY TIME, WITH OR WITHOUT CAUSE.

       By Purchaser's signature below, Purchaser represents that he or she is familiar with the terms and provisions of the Plan, and hereby accepts this Agreement subject to all of the terms and provisions thereof. Purchaser has reviewed the Plan and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of this Agreement. Purchaser agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Agreement. Purchaser further agrees to notify the Company upon any change in the residence indicated in the Notice of Grant.

PURCHASER:                                XICOR, INC.

______________________________________    By: ________________________________
Signature

______________________________________    Title: _____________________________
Print Name

                                  EXHIBIT A-2

                      ASSIGNMENT SEPARATE FROM CERTIFICATE


       FOR VALUE RECEIVED I, __________________________, hereby sell, assign and transfer unto _________________________________________________
______________________________________________ (__________) shares of the
Common Stock of Xicor, Inc. standing in my name of the books of said corporation represented by Certificate No. _____ herewith and do hereby irrevocably constitute and appoint _____________________________________
_______ to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

       This Stock Assignment may be used only in accordance with the Restricted Stock Purchase Agreement between________________________ and the undersigned dated ______________, 19__.


Dated: _______________, 19__


                                       Signature: ____________________________


INSTRUCTIONS: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise its "repurchase option," as set forth in the Agreement, without requiring additional signatures on the part of the Purchaser.

                                  EXHIBIT A-3

                           JOINT ESCROW INSTRUCTIONS


                                                             _____________, 19__

Vice President and Controller
Xicor, Inc.
1511 Buckeye Drive
Milpitas, California 95035


Dear _________________:

       As Escrow Agent for both Xicor, Inc., a California corporation (the "Company"), and the undersigned purchaser of stock of the Company (the "Purchaser"), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Restricted Stock Purchase Agreement ("Agreement") between the Company and the undersigned, in accordance with the following instructions:

       1. In the event the Company and/or any assignee of the Company (referred to collectively for convenience herein as the "Company") exercises the Company's repurchase option set forth in the Agreement, the Company shall give to Purchaser and you a written notice specifying the number of shares of stock to be purchased, the purchase price, and the time for a closing hereunder at the principal office of the Company. Purchaser and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

       2. At the closing, you are directed (a) to date the stock assignments necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver same, together with the certificate evidencing the shares of stock to be transferred, to the Company or its assignee, against the simultaneous delivery to you of the purchase price (by cash, a check, or some combination thereof) for the number of shares of stock being purchased pursuant to the exercise of the Company's repurchase option.

       3. Purchaser irrevocably authorizes the Company to deposit with you any certificates evidencing shares of stock to be held by you hereunder and any additions and substitutions to said shares as defined in the Agreement. Purchaser does hereby irrevocably constitute and appoint you as Purchaser's attorney-in-fact and agent for the term of this escrow to execute with respect to such securities all documents necessary or appropriate to make such securities negotiable and to complete any transaction herein contemplated, including but not limited to the filing with any applicable state blue sky authority of any required applications for consent to, or notice of transfer of, the securities. Subject to the provisions of this paragraph 3, Purchaser shall exercise all rights and privileges of a shareholder of the Company while the stock is held by you.

       4. Upon written request of the Purchaser, but no more than once per calendar year, unless the Company's repurchase option has been exercised, you will deliver to Purchaser a certificate or certificates representing so many shares of stock as are not then subject to the Company's repurchase option. Within 30 days after cessation of Purchaser's continuous employment by or services to the Company, or any parent or subsidiary of the Company, you will deliver to Purchaser a certificate or certificates representing the aggregate number of shares held or issued pursuant to the Agreement and not purchased by the Company or its assignees pursuant to exercise of the Company's repurchase option.

       5. If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to Purchaser, you shall deliver all of the same to Purchaser and shall be discharged of all further obligations hereunder.

       6. Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

       7. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Purchaser while acting in good faith, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

       8. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

       9. You shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

       10. You shall not be liable for the outlawing of any rights under the Statute of Limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

       11. You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor.

       12. Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be an officer or agent of the Company or if you shall resign by written notice to each party. In the event of any such termination, the Company shall appoint a successor Escrow Agent.

       13. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

       14. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

       15. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses or at such other addresses as a party may designate by ten days' advance written notice to each of the other parties hereto.


              COMPANY:            Xicor, Inc.
                                  1511 Buckeye Drive
                                  Milpitas, California 95035

              PURCHASER:          ____________________________________________
                                  ____________________________________________
                                  ____________________________________________

              ESCROW AGENT:       Vice President and Controller
                                  Xicor, Inc.
                                  1511 Buckeye Drive
                                  Milpitas, California 95035

       16. By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

       17. This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

       18. These Joint Escrow Instructions shall be governed by, and construed and enforced in accordance with, the laws of the State of California.

                                          Very truly yours,

                                          XICOR, INC.


                                          By: ________________________________

                                          Title: _____________________________


                                          PURCHASER:


                                          ____________________________________
                                          (Signature)


                                          ____________________________________
                                          (Typed or Printed Name)

ESCROW AGENT:


______________________________________
Vice President and Controller

                                  EXHIBIT A-4
                          ELECTION UNDER SECTION 83(b)
                      OF THE INTERNAL REVENUE CODE OF 1986

The undersigned taxpayer hereby elects, pursuant to the above-referenced Federal Tax Code, to include in taxpayer's gross income for the current taxable year, the amount of any compensation taxable to taxpayer in connection with his receipt of the property described below:

1. The name, address, taxpayer identification number and taxable year of the undersigned are as follows:

        NAME                 :       TAXPAYER:                 SPOUSE:

        ADDRESS:             :

        IDENTIFICATION NO.   :       TAXPAYER:                 SPOUSE:

        TAXABLE YEAR:

2. The property with respect to which the election is made is described as follows: __________ shares (the "Shares") of the Common Stock of Xicor, Inc. (the "Company").

3. The date on which the property was transferred is: ______________, 19__.

4.      The property is subject to the following restrictions:

        The Shares may be repurchased by the Company, or its assignee, on certain events. This right lapses with regard to a portion of the Shares based on the continued performance of services by the taxpayer over time.

5. The fair market value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is: $_______________.

6.      The amount (if any) paid for such property is:

        $_______________.

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned's receipt of the above-described property. The transferee of such property is the person performing the services in connection with the transfer of said property.

The undersigned understands that the foregoing election may not be revoked except with the consent of the Commissioner.

Dated:  ___________________, 19__         ____________________________________

                                          __________________________, Taxpayer

The undersigned spouse of taxpayer joins in this election.

Dated:  ___________________, 19__         ____________________________________
                                          Spouse of Taxpayer